Putnam
Diversified
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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From the Trustees

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John A. Hill and
George Putnam, III


Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense and risk comparisons for this fund can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

Putnam's portfolio management teams constantly adjust fund portfolios to pursue the opportunities their research identifies while seeking to manage risk exposure. During the period ended March 31, 2004, Putnam Diversified Income Trust benefited from being well diversified in a variety of sectors -- nearly all of which showed solid performance -- and from a favorable currency strategy. Their successful positioning enabled the fund to outperform at net asset value both its primary benchmark and the average for its Lipper category. Details are on the facing page. In the following report, the fund's management teams provide a detailed discussion of their approach to the market environment that prevailed during the period, as well as an outlook for remainder of fiscal 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * During the semiannual period ended March 31, 2004, Putnam Diversified Income Trust's class A shares had a total return at net asset value
   (NAV) of 7.32% and a return of 2.24% at public offering price (POP).

 * Due to its emphasis on high-yield bonds and investments in emerging-market securities, as well as a beneficial currency strategy, the fund's results at NAV outperformed the 2.98% return of its primary benchmark, the Lehman Aggregate Bond Index.

 * For the same reasons, the fund outperformed the 5.75% average return of the Lipper Multi-Sector Income Funds category, based on results at NAV.

 * In January 2004, the fund's dividend was reduced to $0.049 per share for class A shares. Please see page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

In the first half of its fiscal year, Putnam Diversified Income Trust benefited from a variety of positive factors. The U.S. economy continued to show solid growth, especially in the first three months of the period. This was especially beneficial for corporate high-yield bonds -- which make up the largest portion of your fund's portfolio. In the second half of the reporting period, which occurred during the first calendar quarter of 2004, the U.S. economy faltered on significant weakness in new job creation, causing a correction in the stock market and a strong rally in Treasury bonds, as investors believed that the sluggish job market could keep interest rates low. Overseas, emerging markets continued to perform well, due in part to higher commodity prices. Slower growth in Europe generally helped bond performance in that region. In this environment, the fund's strategy of seeking returns from a variety of fixed-income sources proved beneficial for both its absolute and relative performance results.

FUND PROFILE

Putnam Diversified Income Trust is a multisector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking a high level of current income, consistent with preservation of capital, and asset class diversification.


Market overview

The global bond markets have benefited from a downward trend in interest rates brought on by a change in the outlook for economic growth. During the first half of the semiannual period, interest rates were more volatile, rising and falling within a broad range with each bit of news that either challenged or supported the possibility of a sustained economic recovery. However, low inflation and an accommodative Federal Reserve monetary policy helped bond yields to trend generally downward.

In the second half of the period, there was increasing evidence that the U.S. recovery would not be as strong as anticipated, particularly when the February jobs report indicated lackluster job creation. This news (which appeared premature when stronger data was reported after the period's end), combined with increasing geopolitical concerns surrounding the bombing in Spain, made investors somewhat more risk averse and sparked a rally in U.S. Treasuries.

In Europe, low inflation reduced the likelihood of a rate increase by the European Central Bank, and European government bonds and agencies produced solid returns that were similarly enhanced by a flight to quality in the aftermath of the Madrid attack. Although both U.S. Treasuries and European government bonds performed well, especially in the final months of the period, investors continued to favor alternatives that could produce higher levels of income.

High-yield corporate bonds in both the United States and Europe continued to benefit from declining default rates, attractive yield spreads over Treasuries, and improved credit quality as companies retired or refinanced debt. In emerging markets, the strengthening global economy has helped boost commodities exports, bolstering both the stock and bond markets of these countries, and investors have turned to these securities in search of higher income.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.98%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          3.12%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        8.38%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        8.78%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                18.97%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  24.42%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.
-------------------------------------------------------------------------------

Strategy overview

During the past six months, we continued to seek out a diverse variety of sectors and securities in our efforts to enhance the fund's performance while managing its risk exposure. High-yield corporate bonds once again provided strong performance and remained the fund's largest weighting. However, after one of the best periods ever for this sector -- which began well before this period, in October 2002, and continued through December 2003 -- we felt that future returns going forward would probably not be as strong and reduced the weighting. Similarly, we sharply reduced the fund's emerging-market holdings in January 2004, near the peak of their performance.

Mortgage-backed securities (MBSs) experienced greater volatility later in the period because, with home mortgage rates at such low levels, prepayments increased as borrowers refinanced their mortgages. (When mortgages are prepaid, investors must reinvest the principal at current lower rates and consequently have a loss in income.) However, we found alternative securities within this sector that performed well. The fund's U.S. Treasury holdings benefited from the rally in the second half of the period, while European government agency securities benefited from their attractive risk/reward characteristics amid a forecast for slower growth in Europe in 2004.

We continued to use currency strategies to enhance returns. We increased the fund's exposure to the Japanese yen, which was helpful because this currency appreciated during the period. We emphasized the euro, which generally appreciated during the period, as well as the Australian dollar, which also appreciated due to higher commodities prices and increasing exports to China and Japan.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                                as of 9/30/03         as of 3/31/04

High yield                          43.8%                 41.4%

U.S. investment
grade                               32.2%                 40.0%

International*                      24.0%                 18.6%

Footnote reads:
This chart shows how the fund's sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.

* Includes emerging markets.


How fund holdings and sectors affected performance

While the mortgage-backed securities sector generally underperformed due to prepayment concerns associated with low mortgage rates, we found two types of securities within this sector that performed well -- home equity loans and manufactured housing bonds. Unlike mortgages, home equity loans are not as susceptible to prepayments when interest rates decline, which has helped to boost the performance of securities that are backed by these loans. Similarly, holdings backed by manufactured housing companies have benefited over the past few years from a significant turnaround in this industry, which was accompanied by an increase in demand for low-income housing.

From a geographic standpoint, the fund continued to invest in Colombia, Mexico, and Russia. Bonds from these countries performed well because of higher prices of oil and other commodities -- although we reduced these weightings near the end of the period. We also invested in Australia and Canada (Canada was reduced near the end of the period, as we took advantage of strong performance to reduce the position). As demand for oil and basic materials has increased from high-growth regions such as China, these countries have seen significant increases in exports of oil, metals, and other commodities used for building infrastructure. We eliminated the fund's holdings in Turkey and reduced the position in Brazil. The bond markets in these countries tend to be volatile and performed poorly near the end of the period when emerging-market securities sold off. Both of these strategies were helpful for the fund's performance.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

High-Yield Sector

1 Echostar DBS Corp.
  Senior notes, 10.375%, 2007

2 Qwest Corp.
  144A notes, 8.875%, 2012

3 Conseco Finance Securitizations Corp.
  Series 00-4, class A6, 8.31%, 2032

U.S. Investment-Grade Sector

1 Fannie Mae pass-through certificates
  5%, TBA, April 1, 2018

2 U.S. Treasury notes
  3.25%, August 15, 2008

3 U.S. Treasury bonds
  6.25%, May 15, 2030

International Sector

1 United Kingdom Treasury bonds
  7.5%, 2006

2 United Kingdom Treasury bonds
  2.5%, 2009

3 Germany (Federal Republic of) bonds
  Series 97, 6%, 2007

Footnote reads:
These holdings represent 20.3% of the fund's net assets as of 3/31/04. The fund's holdings will change over time.


The fund's corporate high-yield bond holdings, which were reduced during the period, remained the largest weighting and performed well, with nearly every holding contributing positively to returns. Among the fund's larger positions, cable television company Charter Communications was one of the top performers. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased investor concerns about the company's liquidity.

In addition, bonds issued by finance company Finova Group provided solid returns. The company had encountered significant difficulties a few years ago, particularly in its airplane leasing business. The firm has worked to liquidate assets and manage its sizeable portfolio of loans, and was helped by a significant loan in 2001 from noted investor Warren Buffett through a joint venture. The company repaid the loan earlier this year, ahead of schedule, and prospects for the airline sector have improved more than expected.

Our sizeable stake in the chemicals sector also boosted returns, including investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene, and Millennium America (a subsidiary of Millennium Chemicals), which owns three specialty chemical businesses. Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.

Among the fund's few detractors during the period were high-yield bonds issued by Solutia, a diversified specialty chemical company. The firm made news when it settled a high-profile PCB contamination lawsuit in Alabama, and appeared to be on its way to working out balance sheet problems. However, the company surprised the market by filing for bankruptcy. We eliminated the bonds from the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Continued declines in yields available in global bond markets over the past several years necessitated a reduction in the fund's dividend rate during the fiscal year. In January 2004, the dividend for class A shares was reduced to $0.049 per share from $0.060 per share. In May 2004, there is another scheduled dividend change for class A shares, which will reduce the dividend to $0.042 per share from $0.049 per share.

The fund's management teams

The fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. The members of the Core Fixed-Income Team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, Kevin Cronin, Michael Salm, and John Van Tassel. The members of the Core Fixed-Income High-Yield Team are Stephen Peacher (Portfolio Member), Norman Boucher, Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, Robert Salvin, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The fund's returns over this six-month period -- and indeed, for the 12 months preceding it -- have been much higher than the historical average for these types of securities because of optimal conditions. In the United States, there has been tremendous stimulus in the form of tax cuts, a weaker dollar, increased government spending, and interest rates that have been at historically low levels for some time. Meanwhile, there have been few clear signs from the Federal Reserve Board that significant tightening will occur in 2004. The increased willingness among investors to accept risk has helped boost the capital markets, which has also provided economic stimulus. Abroad, moderate growth and low inflation in Europe has kept rates low and government bonds have had solid performance, while high-yield bonds have seen strong returns similar to their U.S. counterparts.

While we believe it is not likely that the performance of the past six months will be repeated in the near future, that doesn't necessarily mean, in our view, that the environment for these markets will turn negative. Instead, we believe there is enough uncertainty in the outlook to warrant cautiousness. On the one hand, the global economy and the world's fixed-income markets appear on sound footing in most regions. On the other hand, a significant rise in interest rates or an increase in geopolitical turmoil -- or both -- could produce shock waves in the financial markets. Given these uncertainties, we plan to keep the portfolio well diversified and as balanced as possible among a variety of geographic regions, sectors and holdings. We will continue seeking opportunities for positive returns, and, as always, monitor economic and market developments and make necessary adjustments to the portfolio as we see fit.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (10/3/88)              (3/1/93)              (2/1/99)             (12/1/94)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                   7.32%      2.24%      6.86%      1.86%      6.88%      5.88%      7.14%      3.64%      7.28%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    17.47      11.85      16.48      11.48      16.53      15.53      17.08      13.29      17.29
----------------------------------------------------------------------------------------------------------------------------------
5 years                   37.18      30.62      31.89      30.11      31.90      31.90      35.23      30.84      35.48
Annual average             6.53       5.49       5.69       5.41       5.69       5.69       6.22       5.52       6.26
----------------------------------------------------------------------------------------------------------------------------------
10 years                  84.27      75.48      70.53      70.53      70.68      70.68      79.20      73.32      79.85
Annual average             6.30       5.78       5.48       5.48       5.49       5.49       6.01       5.65       6.05
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.90       7.56       7.06       7.06       7.08       7.08       7.58       7.35       7.63
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

--------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------------------------------------------
                                                                                       Lipper
                                              Citigroup          JP Morgan           Multi-Sector
                             Lehman            Non-U.S.            Chase             Income Funds
                            Aggregate         World Govt.       Global High           category
                           Bond Index         Bond Index        Yield Index*          average+
--------------------------------------------------------------------------------------------------
6 months                     2.98%              8.38%              8.78%                5.75%
--------------------------------------------------------------------------------------------------
1 year                       5.40              16.05              22.85                13.87
--------------------------------------------------------------------------------------------------
5 years                     42.17              37.59              34.77                34.67
Annual average               7.29               6.59               6.15                 6.07
--------------------------------------------------------------------------------------------------
10 years                   106.89              91.01             111.03                86.41
Annual average               7.54               6.69               7.75                 6.38
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)               8.33               8.01                 --                 8.09
--------------------------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The index's inception date was 12/31/93.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/04, there were 117, 108, 92, and 31 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------
                             Class A           Class B           Class C           Class M           Class R
--------------------------------------------------------------------------------------------------------------
Distributions (number)            6                 6                 6                 6                 4
--------------------------------------------------------------------------------------------------------------
Income                         $0.416            $0.378            $0.381            $0.404            $0.292
--------------------------------------------------------------------------------------------------------------
Capital gains                    --                --                --                --                --
--------------------------------------------------------------------------------------------------------------
Total                          $0.416            $0.378            $0.381            $0.404            $0.292
--------------------------------------------------------------------------------------------------------------
Share value:               NAV        POP         NAV               NAV           NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------
9/30/03                   $9.85     $10.34        $9.78             $9.80        $9.78     $10.11         --
--------------------------------------------------------------------------------------------------------------
12/1/03*                     --         --           --                --           --         --      $9.93
--------------------------------------------------------------------------------------------------------------
3/31/04                   10.14      10.62+       10.06             10.08        10.06      10.40      10.14
--------------------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------------------
Current dividend rate 1   5.80%      5.54%        5.13%             5.12%        5.61%      5.42%      5.80%
--------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2               4.68       4.46         3.93              3.93         4.43       4.28       4.44
--------------------------------------------------------------------------------------------------------------

* Inception date of Class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                   Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid
per $1,000*             $5          $9          $9          $6          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)    $1,073      $1,069      $1,069      $1,071      $1,073
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                               Expenses paid         expenses
investment on 9/30/03  [DIV]  $1,000   X    per $1,000      =     paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000   X  $5 (see table above)  =  $50
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                   Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid
per $1,000*             $5          $9          $9          $6          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)    $1,040      $1,033      $1,033      $1,038      $1,038
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                     Class A     Class B      Class C     Class M     Class R
-----------------------------------------------------------------------------
Your fund's
annualized
expense ratio          0.98%       1.73%       1.73%       1.23%       1.23%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+     1.16%       1.91%       1.91%       1.41%       1.41%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper 's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund 's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk  0.29

Taxable bond
fund average      0.32

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2004 (Unaudited)

Corporate bonds and notes (44.2%) (a)
Principal amount                                                          Value

Basic Materials (4.5%)
-------------------------------------------------------------------------------
    $4,135,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                              $4,538,163
     4,240,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                           3,879,600
     4,039,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           3,604,808
       197,467 Alabama River News bank term loan
               FRN 4.66s, 2004  (acquired 4/30/98,
               cost $179,857) (RES)                                     194,505
     2,016,568 Alabama River Newsprint bank term
               loan FRN 5 1/4s, 2004  (acquired
               various dates from 4/14/98 to
               4/30/98, cost $1,826,560) (RES)                        1,986,319
     1,595,873 Appleton Papers, Inc. bank term loan
               FRN 3.59s, 2006  (acquired various
               dates from 6/4/02 to 7/31/02, cost
               $1,605,607) (RES)                                      1,605,847
     4,055,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         4,582,150
    10,370,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                             8,814,500
     3,695,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             2,734,300
     1,492,500 Buckeye Technologies, Inc. bank term
               loan FRN 3.6919s, 2010  (acquired
               various dates from 11/20/03 to
               11/21/03, cost $1,500,000) (RES)                       1,499,963
     1,137,567 Compass Minerals Group, Inc. bank
               term loan FRN Ser. L, 3.6579s,  2009
               (acquired 11/26/01, cost $1,131,879)
               (RES)                                                  1,150,839
     6,285,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     7,133,475
     1,715,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero
               % (12s, 6/1/08), 2013 (STP)                            1,303,400
     5,065,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero
               % (12 3/4s, 12/15/07), 2012 (STP)                      4,102,650
     6,693,264 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               7/27/01 to 2/6/03, cost $3,679,452)
               (RES) (PIK)                                            3,681,295
     1,175,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   1,198,500
    11,240,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                         12,083,000
     2,520,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                   2,715,300
     2,740,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                   2,712,600
        70,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      71,050
     1,000,000 Georgia-Pacific Corp. bonds 7 1/4s,
               2028                                                     980,000
       715,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    834,763
     5,660,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   6,197,700
         4,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               4,370
     6,625,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 7,486,250
     1,194,000 Graphics Packaging bank term loan
               FRN 3.9209s, 2010  (acquired 8/6/03,
               cost $1,194,000) (RES)                                 1,208,925
     1,185,000 Hercules, Inc. bank term loan FRN
               Ser. B, 3.6245s, 2007  (acquired
               12/17/02, cost $1,182,038) (RES)                       1,191,912
    10,630,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         12,756,000
     5,855,000 Hercules, Inc. 144A sr. sub. notes
               6 3/4s, 2029                                           5,855,000
     3,755,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              4,243,150
     3,015,000 Huntsman Co., LLC 144A sr. disc.
               notes zero %, 2008                                     1,567,800
     2,383,502 Huntsman Corp. bank term loan FRN
               Ser. A, 5.9375s, 2007  (acquired
               various dates from 7/17/02 to
               9/24/03, cost $2,186,117) (RES)                        2,295,114
     1,609,972 Huntsman Corp. bank term loan FRN
               Ser. B, 9 3/8s, 2007  (acquired
               various dates from 7/17/02 to
               9/24/03, cost $1,462,229) (RES)                        1,550,269
     5,095,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 5,120,475
    10,425,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     4,795,500
EUR  4,710,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         5,526,754
    $3,020,000 Huntsman LLC company guaranty
               11 5/8s, 2010                                          3,171,000
     9,095,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                 10,277,350
       370,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                           338,550
     3,581,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON) (DEF)                                     429,720
       550,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                              583,000
EUR    365,000 Kappa Beheer BV company guaranty
               stepped-coupon Ser. EUR, zero %
               (12 1/2s, 7/15/04), 2009
               (Netherlands) (STP)                                      465,293
      $545,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     585,875
     3,365,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  3,440,713
       850,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    864,875
    11,268,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                          11,662,380
EUR  3,045,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                4,188,488
    $1,640,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 1,853,200
     2,206,160 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          2,600,511
       970,000 Messer Griesheim Holdings AG bank
               term loan FRN Ser. B2,  3.85s, 2009
               (acquired 7/30/02, cost $980,913)
               (Germany) (RES)                                          975,093
       805,455 Messer Griesheim Holdings AG bank
               term loan FRN Ser. C2,  4.35s, 2010
               (acquired 7/30/02, cost $814,516)
               (Germany) (RES)                                          809,684
     9,395,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                 10,029,163
       900,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       960,750
     1,071,865 Nalco Co. bank term loan FRN Ser. B,
               3.6s, 2010 (acquired 11/6/03, cost
               $1,071,865) (RES)                                      1,080,407
     1,850,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                   1,933,250
EUR    505,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     629,801
EUR    505,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     620,494
    $9,630,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                          10,039,275
     3,600,000 Norske Skog Canada 144A sr. notes
               7 3/8s, 2014 (Canada)                                  3,724,331
     3,386,700 Noveon International bonds 13s, 2011                   3,589,902
     1,069,000 Noveon International company
               guaranty Ser. B, 11s, 2011                             1,224,005
     1,315,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                           1,361,025
     2,904,664 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,744,907
       919,786 Pioneer Cos., Inc. sec. FRN 4.61s,
               2006                                                     882,995
     5,060,000 Potlatch Corp. company guaranty 10s,
               2011                                                   5,717,800
     3,135,000 Resolution Performance Products, LLC
               sec. notes 8s, 2009                                    3,197,700
       750,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   761,250
     1,500,000 Rhodia SA notes 9s, 2009 (acquired
               12/2/03, cost $1,553,298) (France)
               (RES)                                                  1,845,000
EUR    595,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                            732,904
    $1,185,000 Rhodia SA 144A sr. notes 7 5/8s,
               2010 (France)                                          1,090,200
EUR  3,360,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      4,169,716
    $1,230,000 SGL Carbon, LLC bank term loan FRN
               4.22s, 2009  (acquired 2/26/04, cost
               $1,236,150) (RES)                                      1,233,075
     1,480,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                          1,613,200
       997,500 St. Mary's Cement Corp. bank term
               loan FRN 3.69s, 2009  (acquired
               11/26/03, cost $997,500) (RES)                         1,006,228
     4,955,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  5,549,600
       862,593 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          832,402
     7,130,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           7,967,775
        60,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              65,550
         1,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                             1,000
        50,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            48,250
     7,525,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          8,766,625
     2,970,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                           3,088,800
     1,682,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           1,917,480
       682,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                            794,530
     3,000,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                           1,680,000
     1,820,000 Wellman 1st. lien bank term loan FRN
               6s, 2009  (acquired 2/4/04, cost
               $1,820,000) (RES)                                      1,840,475
     2,065,000 Wellman 2nd. lien bank term loan FRN
               8 3/4s, 2010  (acquired 2/4/04, cost
               $2,023,700) (RES)                                      1,999,608
       166,162 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                           108,213
       332,324 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           219,749
     2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                      2,126,475
                                                                 --------------
                                                                    270,645,888

Capital Goods (4.6%)
-------------------------------------------------------------------------------
     1,549,075 Advanced Glassfiber Yarns bank term
               loan FRN Ser. A, 6 1/2s,
               2005 (acquired 9/12/02, cost
               $1,084,353) (RES)                                      1,247,005
     5,902,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           6,079,060
     1,500,000 AGCO Corp. bank term loan FRN
               3.3425s, 2008 (acquired
               12/3/03, cost $1,500,000) (RES)                        1,515,000
     5,620,679 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                              56
     1,264,651 Alliant Techsystems, Inc. bank term
               loan FRN Ser. C, 3.4694s,
               2009 (acquired 5/7/02, cost
               $1,264,651) (RES)                                      1,268,010
     1,079,197 Allied Waste Industries, Inc. bank
               term loan FRN 3.8662s,
               2010 (acquired 4/25/03, cost
               $1,079,197) (RES)                                      1,093,651
       182,142 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.12s,
               2010 (acquired 4/25/03, cost
               $182,142) (RES)                                          184,614
     9,125,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  9 1/4s,
               2012                                                  10,379,688
     9,410,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                  10,515,675
     3,810,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                           3,867,150
     1,588,000 Amsted Industries bank term loan FRN
               5.1293s, 2010  (acquired 8/12/03,
               cost $1,580,060) (RES)                                 1,595,940
     7,750,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           7,788,750
     3,430,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                   3,447,150
     1,520,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                   1,626,400
       755,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             724,800
     1,360,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   1,244,400
     9,260,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       8,472,900
       977,625 Berry Plastics Corp. bank term loan
               FRN 3.63s, 2008  (acquired 11/10/03,
               cost $983,735) (RES)                                     986,587
     1,780,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                 2,011,400
     5,565,000 Blount, Inc. company guaranty 13s,
               2009                                                   6,017,156
     6,695,000 Blount, Inc. company guaranty 7s,
               2005                                                   6,828,900
     5,145,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                           6,354,075
     9,055,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       8,738,075
     4,100,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     4,223,000
     1,140,000 Crown Cork & Seal Company, Inc. bank
               term loan FRN  Ser. B, 4.17s, 2008
               (acquired 2/21/03, cost $1,128,600)
               (RES)                                                  1,159,950
     7,240,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          8,434,600
    10,895,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                              12,229,638
     2,200,000 Decrane Aircraft Holdings Co. bank
               term loan FRN 12s, 2008  (acquired
               11/25/03, cost $2,200,000) (RES)                       2,200,000
     4,290,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     2,836,763
     1,191,000 EaglePicher bank term loan FRN
               4.61s, 2009 (acquired 8/6/03, cost
               $1,198,000) (RES)                                      1,190,256
     6,115,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           6,879,375
EUR  2,000,000 Eco-Bat Finance, Ltd. 144A 10 1/8s,
               2013                                                   2,727,714
    $4,020,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               4,783,800
EUR  2,445,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                         3,439,776
    $1,241,200 Flowserve Corp. bank term loan FRN
               Ser. C, 3.8952s, 2009
               (acquired various dates from 4/30/02
               to 2/26/04, cost $1,248,375) (RES)                     1,253,302
     3,779,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          4,364,745
EUR    620,000 Flowserve Finance BV company
               guaranty 12 1/4s, 2010 (Netherlands)                     858,923
      $637,500 Goodman Manufacturing bank term loan
               FRN 3 1/4s, 2009  (acquired
               11/20/03, cost $637,500) (RES)                           644,672
     1,193,684 Graham Packaging bank term loan FRN
               3.8754s, 2010  (acquired 2/18/03,
               cost $1,187,716) (RES)                                 1,208,605
       745,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     780,388
EUR    575,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,  2007
               (Netherlands)                                            339,555
DEM  4,645,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,  2007
               (Netherlands)                                          2,743,016
      $820,000 Invensys, PLC bank term loan FRN
               1.11s, 2009 (acquired 3/11/04, cost
               $817,950) (RES)                                          822,050
     5,595,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       5,734,875
EUR  1,735,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                          2,179,760
    $1,806,000 JII Holdings, LLC 144A sec. notes
               13s, 2007                                              1,625,400
     3,515,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   3,936,800
     1,536,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                   1,605,120
     1,000,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                  1,100,000
     5,460,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  5,637,450
     6,710,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               7,146,150
       395,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   451,288
EUR  5,195,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 7,078,854
    $1,510,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                           1,608,150
     2,004,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                  1,703,400
       910,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    982,800
     4,580,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  4,717,400
     3,340,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  3,490,300
     4,405,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           4,790,438
     1,500,000 Owens-Illinois, Inc. bank term loan
               FRN 3.87s, 2008  (acquired 7/17/03,
               cost $1,505,625) (RES)                                 1,508,750
     1,062,038 Pike Electric bank term loan FRN
               4 3/8s, 2010  (acquired 2/27/04,
               cost $1,076,641) (RES)                                 1,068,344
     3,350,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   3,500,750
     3,305,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s,
               2007                                                   3,255,425
       493,750 Roper bank term loan FRN 3.1128s,
               2008 (acquired 12/22/03, cost
               $493,750) (RES)                                          499,613
     7,156,000 Sequa Corp. sr. notes 9s, 2009                         8,050,500
     3,561,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           3,952,710
     1,090,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                       1,081,825
     1,360,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  1,241,000
     1,025,000 Solo Cup Co. bank guaranty FRN
               3.5975s, 2011  (acquired 2/19/04,
               cost $1,030,837) (RES)                                 1,041,272
     3,900,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                           4,041,375
     5,430,000 TD Funding Corp. company guaranty
               8 3/8s, 2011                                           5,755,800
     9,485,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  9,959,250
     3,220,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           3,203,900
     1,310,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                   1,467,200
     4,590,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          5,221,125
     1,277,291 Titan Corp. (The) bank term loan FRN
               Ser. B, 4.3336s, 2009  (acquired
               various dates from 5/14/02 to
               6/3/02, cost $1,284,791) (RES)                         1,277,291
     2,380,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         2,713,200
       399,000 Transdigm, Inc. bank term loan FRN
               6s, 2010  (acquired 7/21/03, cost
               $399,000) (RES)                                          402,117
     3,845,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                           4,191,050
     4,440,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                4,595,400
                                                                 --------------
                                                                    276,922,652

Communication Services (3.9%)
-------------------------------------------------------------------------------
     3,516,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     3,753,330
         2,000 Alamosa Delaware, Inc. company
               guaranty stepped coupon  zero %
               (12s, 7/31/05), 2009 (STP)                                 1,820
     6,935,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                     6,588,250
     1,350,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009  (In default)
               (NON)                                                  1,282,500
     6,500,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                      6,240,000
     6,270,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           6,614,850
     2,795,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                           2,669,225
     5,200,000 American Towers, Inc. 144A sr. sub.
               notes 7 1/4s, 2011                                     5,317,000
     3,500,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    393,750
    11,470,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                        11,814,100
     1,105,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                            1,038,700
     1,885,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                  1,903,850
     2,845,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                   2,788,100
     6,885,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           6,747,300
     1,882,409 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                          18,824
GBP  1,395,000 Colt Telecommunications Group PLC
               sr. notes 10 1/8s, 2007 (United
               Kingdom)                                               2,562,310
EUR    690,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United
               Kingdom)                                                 852,890
      $796,000 Crown Castle International Corp.
               bank term loan FRN 4.66s,
               2010 (acquired 10/3/03, cost
               $796,000) (RES)                                          807,692
     6,128,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     6,648,880
       796,000 Dobson Communications Corp. bank
               term loan FRN 4.3802s, 2010
               (acquired 10/20/03, cost $796,000)
               (RES)                                                    794,508
     8,760,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                     6,964,200
     1,795,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                              2,001,425
     2,495,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               2,794,400
       886,886 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                89
       633,670 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               633,670
     6,500,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               6,776,250
     5,215,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                  1,421,088
     6,135,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    5,981,625
     4,930,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    5,373,700
     1,295,000 MCI Communications Corp. debs.
               Ser. D, 8 1/4s, 2023  (In default)
               (NON)                                                  1,029,525
       510,000 MCI Communications Corp. sr. notes
               6.95s, 2006 (In default) (NON)                           405,450
     3,460,000 MCI Communications Corp. sr. notes
               Ser. D, 7 1/2s, 2004  (In default)
               (NON)                                                  2,750,700
     1,720,000 MCI Communications Corp. sr. notes
               Ser. D, 6 1/2s, 2010  (In default)
               (NON)                                                  1,367,400
     3,724,000 Nextel bank term loan FRN Ser. E,
               3 3/8s, 2010 (acquired  various
               dates from 10/31/02 to 12/19/02,
               cost $3,388,072) (RES)                                 3,760,167
     5,690,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     6,500,825
     3,440,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                     3,723,800
     4,396,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                     4,780,650
     2,650,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      2,630,125
     2,025,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          2,369,250
     3,495,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                   3,879,450
    11,060,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                          11,695,950
       701,741 PanAmSat Corp. bank term loan FRN
               3.59s, 2010  (acquired 10/29/03,
               cost $701,741) (RES)                                     708,978
     5,185,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           5,418,325
     5,000,000 PTC International Finance II SA
               company guaranty 11 1/4s,  2009
               (Luxembourg)                                           5,425,000
     1,381,250 Qwest Communications International,
               Inc. bank term loan  FRN 6 1/2s,
               2007 (acquired 6/5/03, cost
               $1,367,438) (RES)                                      1,425,565
     9,845,000 Qwest Communications International,
               Inc. 144A sr. notes  7 1/2s, 2014                      9,278,913
     1,200,000 Qwest Communications International,
               Inc. 144A sr. notes  FRN 4.63s, 2009                   1,122,000
    16,415,000 Qwest Corp. 144A notes 8 7/8s, 2012                   18,631,025
     2,730,000 Qwest Services Corp. 144A notes 14s,
               2014                                                   3,296,475
     1,990,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                  2,430,288
     4,600,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           4,117,000
     5,130,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                   4,681,125
       250,000 SBA bank term loan FRN 4.65s, 2008
               (acquired 2/3/04,  cost $250,000)
               (RES)                                                    249,688
     1,225,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                          1,206,625
     2,400,000 SBA Telecommunications Inc. 144A sr.
               disc. notes  stepped-coupon zero %
               (9 3/4s, 12/15/07), 2011 (STP)                         1,686,000
     2,388,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                               2,716,293
     1,538,000 Time Warner Telecom, Inc. 144A sec.
               notes FRN 5.12s, 2011                                  1,507,240
     2,775,000 Time Warner Telecom, Inc. 144A sr.
               notes 9 1/4s, 2014                                     2,802,750
     2,960,000 Triton PCS, Inc. company guaranty
               8 3/4s, 2011                                           2,797,200
     5,300,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                   5,803,500
     2,400,000 U S West, Inc. notes 5 5/8s, 2008                      2,394,000
     2,181,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                   2,071,950
     2,780,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                     2,710,500
     2,955,000 US UnWired, Inc. company guaranty
               stepped-coupon  Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         2,762,925
           590 Voicestream Wireless
               Corp./Voicestream Wireless Capital
               Corp. sr. notes 10 3/8s, 2009                                650
     6,165,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                           6,334,538
                                                                 --------------
                                                                    237,256,171

Conglomerates (0.4%)
-------------------------------------------------------------------------------
     7,175,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                        7,635,872
     1,085,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    1,208,235
    10,465,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                             11,446,387
     1,785,000 Tyco International Group SA 144A sr.
               notes 6s, 2013 (Luxembourg)                            1,882,154
                                                                 --------------
                                                                     22,172,648

Consumer Cyclicals (11.0%)
-------------------------------------------------------------------------------
     1,677,563 Adams Outdoor Advertising bank term
               loan FRN 4.37s,  2008 (acquired
               4/2/03, cost $1,673,369) (RES)                         1,678,612
       543,327 Advance Stores bank term loan FRN
               Ser. C, 3.1539s, 2007  (acquired
               3/4/03, cost $543,327) (RES)                             548,760
    10,300,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                 11,922,250
     4,030,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 4,659,688
     1,840,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                   2,060,800
     4,970,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                         5,206,075
     2,000,000 Arvin Industries, Inc. sr. notes
               6 3/4s, 2008                                           2,075,000
     2,015,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   2,241,688
     2,780,000 Asbury Automotive Group, Inc. 144A
               sr. sub. notes 8s, 2014                                2,780,000
     5,230,000 Autonation, Inc. company guaranty
               9s, 2008                                               6,119,100
     4,210,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  4,694,150
     1,055,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                  1,178,963
       920,000 Beazer Homes USA, Inc. 144A sr.
               notes 6 1/2s, 2013                                       968,300
       995,000 Borgata Resorts bank term loan FRN
               Ser. B, 5.2013s, 2007  (acquired
               6/5/02, cost $992,513) (RES)                           1,007,935
     4,590,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           5,049,000
     1,710,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,710,000
EUR  3,700,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               4,205,226
    $2,265,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                2,502,825
     1,884,637 Coinmach Corp. bank term loan FRN
               Ser. B, 3 7/8s, 2009  (acquired
               1/31/02, cost $1,882,281) (RES)                        1,900,656
     6,895,000 Coinmach Corp. sr. notes 9s, 2010                      7,343,175
     6,560,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 6,691,200
       393,909 Corrections Corporation of America
               bank term loan  FRN 3.8711s, 2008
               (acquired 8/5/03, cost $393,909)
               (RES)                                                    398,587
     3,650,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   4,270,500
       960,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   1,060,800
     6,129,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   6,374,160
     1,015,000 Dana Corp. notes 10 1/8s, 2010                         1,172,325
     8,875,000 Dana Corp. notes 9s, 2011                             10,694,375
       530,000 Dana Corp. notes 7s, 2029                                528,675
     1,865,000 Dana Corp. notes 6 1/2s, 2009                          1,986,225
     3,905,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                    4,022,150
       970,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                             1,028,200
     3,405,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                         3,468,844
     2,174,075 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                              95,659
EUR  1,580,000 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                           43,674
DEM  5,312,763 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                          146,855
    $1,487,407 Dex Media West, LLC bank term loan
               FRN 3.8726s, 2010  (acquired 9/9/03,
               cost $1,487,407) (RES)                                 1,510,780
     7,570,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                           8,345,925
     3,520,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero %  (9s,
               11/15/08), 2013 (STP)                                  2,252,800
     4,025,000 Dex Media, Inc. 144A notes 8s, 2013                    3,994,813
     1,320,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                          1,405,800
     4,230,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              4,272,300
     2,545,000 Federal Mogul Corp. bank term loan
               Ser. A FRN 3.59s, 2005  (acquired
               10/29/03, cost $2,093,263) (RES)                       2,259,960
     5,650,000 Federal Mogul Corp. bank term loan
               Ser. B FRN 3.59s, 2005  (acquired
               various dates from 10/28/03 to
               10/29/03,  cost $4,642,486) (RES)                      5,039,094
     4,260,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                       4,526,250
     1,500,593 Flexi-Van Leasing bank term loan FRN
               Ser. B, 3.1263s, 2007  (acquired
               9/20/02, cost $1,496,842) (RES)                        1,502,469
     2,110,000 Gap, Inc. (The) notes 6.9s, 2007                       2,342,100
     2,690,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                2,837,950
     4,920,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                         5,245,950
       820,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 5.61s,
               2006 (acquired 2/19/04, cost
               $820,000) (RES)                                          816,925
     2,000,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                     1,905,000
    10,985,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     9,062,625
     1,530,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                     1,315,800
     1,223,292 Hayes Lemmerz International, Inc.
               bank term loan FRN 4.9552s,  2009
               (acquired 6/3/03, cost $1,211,059)
               (RES)                                                  1,243,680
     5,280,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  5,940,000
     7,355,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                   8,458,250
     5,862,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                          6,089,153
    11,005,818 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                 12,684,205
     8,655,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          8,860,556
     5,590,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  5,862,513
     1,020,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,139,850
     1,410,000 Host Marriott LP sr. notes 7 1/8s,
               2013 (R)                                               1,462,875
     5,232,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       5,585,160
     6,976,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 7,987,520
       796,000 IESI Corp. bank term loan FRN
               4.2874s, 2010 (acquired various
               dates from 10/20/03 to 10/21/03,
               cost $800,333) (RES)                                     806,945
     4,110,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   4,521,000
     2,170,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                        2,349,025
     1,725,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                           1,707,750
     3,580,000 ITT Corp. debs. 7 3/8s, 2015                           3,866,400
     3,066,000 ITT Corp. notes 6 3/4s, 2005                           3,226,965
     6,255,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   7,396,538
     1,155,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                   1,348,463
     5,260,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   5,943,800
     2,260,000 JC Penney Co., Inc. notes 9s, 2012                     2,864,550
       175,000 JC Penney Co., Inc. notes 8s, 2010                       205,188
    12,190,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        13,469,950
     7,060,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         4,624,300
     1,516,441 Jostens, Inc. bank term loan FRN
               Ser. B, 3.72s, 2010  (acquired
               7/28/03, cost $1,516,441) (RES)                        1,531,985
     2,215,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          2,502,950
     2,590,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         3,043,250
     4,335,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,898,550
     1,505,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                              1,674,313
     1,950,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     1,993,875
     2,945,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                 2,967,088
     1,224,000 Laidlaw International, Inc. bank
               term loan FRN 5 1/2s, 2009
               (acquired 6/18/03, cost $1,199,520)
               (RES)                                                  1,243,890
    10,265,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                   11,496,800
       977,778 Lamar Media Corp. bank term loan FRN
               3.1875s, 2010  (acquired 2/27/03,
               cost $977,778) (RES)                                     987,556
     3,615,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           3,922,275
       250,000 Landsource bank term loan FRN
               3 5/8s, 2010 (acquired 1/12/04, cost
               $250,000) (RES)                                          253,750
     1,775,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            2,098,938
EUR  2,738,000 Lear Corp. sr. notes 8 1/8s, 2008                      3,835,166
    $6,460,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          4,877,300
     2,915,000 Mandalay Resort Group sr. notes
               6 1/2s, 2009                                           3,129,981
     3,755,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              3,952,138
     4,260,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  4,430,400
     2,020,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                           2,292,700
     2,820,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   2,925,750
     4,360,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   4,316,400
       550,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             596,750
    10,460,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                          12,212,050
     4,688,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               4,922,400
     3,970,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                     4,287,600
     2,329,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                2,573,545
     3,955,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                4,152,750
     1,146,750 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4.1625s,
               2008 (acquired 9/4/02, cost
               $1,146,750) (RES)                                      1,155,829
     4,065,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                  3,089,400
     3,010,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                           3,356,150
     1,775,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                           778,781
     5,405,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,371,444
     2,940,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     3,160,500
     2,615,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     2,954,950
     3,265,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         3,558,850
     4,800,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                5,484,000
       155,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  177,088
       758,373 Penn National Gaming, Inc. bank term
               loan FRN 3.6259s, 2010  (acquired
               2/19/03, cost $757,425) (RES)                            765,957
     2,900,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         3,255,250
     6,500,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     7,085,000
     1,451,527 PETCO Animal Supplies, Inc. bank
               term loan FRN 3.67s, 2009  (acquired
               8/6/03, cost $1,451,527) (RES)                         1,469,671
     1,675,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                     1,733,625
       810,461 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.59s, 2009  (acquired
               12/15/03, cost $810,461) (RES)                           819,241
     3,925,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                3,993,688
     1,965,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                            1,915,875
       410,000 Plastech bank term loan FRN 3.84s,
               2010 (acquired 2/9/04, cost
               $410,000) (RES)                                          415,381
       205,000 Plastech 2nd. lien bank term loan
               FRN 5.62s, 2011 (acquired
               2/9/04, cost $205,000) (RES)                             208,075
     1,125,101 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 3.8872s, 2009  (acquired
               2/10/03, cost $1,077,284) (RES)                        1,115,538
     7,475,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           7,661,875
     2,835,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           2,842,088
     5,265,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   5,291,325
     2,795,000 Reader's Digest Association, Inc.
               (The) 144A sr. notes 6 1/2s, 2011                      2,878,850
     5,665,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          6,259,825
     4,540,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                           4,903,200
       987,673 RH Donnelley Finance Corp. I bank
               term loan FRN Ser. B, 3.3916s,  2010
               (acquired 12/4/02, cost $987,673)
               (RES)                                                  1,001,814
       885,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    995,625
     6,050,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 6,806,250
     2,985,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           3,559,613
     4,420,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     4,646,525
     5,190,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           5,540,325
     7,501,000 Saks, Inc. 144A company guaranty 7s,
               2013                                                   7,876,050
    11,550,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                         12,040,875
     2,340,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          2,761,200
     1,485,028 Scientific Games Holdings bank term
               loan FRN 3.85s, 2008  (acquired
               12/11/02, cost $1,477,603) (RES)                       1,503,591
     2,060,000 Sealy Mattress Co. company guaranty
               Ser. B, zero %, 2007                                   2,139,825
     7,640,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                   7,915,040
     8,475,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                     8,453,813
     1,920,000 Service Corp. International debs.
               7 7/8s, 2013                                           2,054,400
       485,000 Service Corp. International notes
               7.2s, 2006                                               516,525
     2,155,000 Service Corp. International notes
               6 7/8s, 2007                                           2,262,750
       725,000 Service Corp. International notes
               6 1/2s, 2008                                             752,188
     4,515,000 Service Corp. International notes
               6s, 2005                                               4,706,888
     1,725,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,850,063
     5,950,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     5,920,250
     1,110,959 SPX Corp. bank term loan FRN Ser. B,
               3.1144s, 2009  (acquired various
               dates from 7/23/02 to 8/26/03, cost
               $1,110,959) (RES)                                      1,124,615
       980,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    1,107,400
     2,410,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    2,620,875
     4,665,000 Station Casinos, Inc. 144A sr. notes
               6s, 2012                                               4,804,950
     3,910,000 Station Casinos, Inc. 144A sr. sub.
               notes 6 7/8s, 2016                                     4,017,525
GBP  1,400,000 TDL Infomedia Group, Ltd. 144A bonds
               12 1/8s, 2009  (United Kingdom)                        2,791,466
    $2,410,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 2,717,275
     2,075,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      2,256,563
     1,410,000 Technical Olympic USA, Inc. 144A
               sub. notes 7 1/2s, 2011                                1,402,950
EUR  2,000,000 Teksid Aluminum 144A company
               guaranty 11 3/8s,  2011 (Luxembourg)                   2,494,261
      $517,242 Tenneco Automotive, Inc. bank term
               loan FRN 4.3599s, 2010  (acquired
               12/10/03, cost $517,242) (RES)                           526,293
       232,759 Tenneco Automotive, Inc. bank term
               loan FRN 4.35s, 2010  (acquired
               12/10/03, cost $232,759) (RES)                           236,832
     3,690,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                         3,994,425
     9,990,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                 11,488,500
     8,574,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         7,116,420
     9,935,000 Trump Casino Holdings, LLC company
               guaranty 12 5/8s, 2010                                 9,935,000
       816,957 TRW Automotive bank term loan FRN
               3.4375s, 2011  (acquired 1/7/04,
               cost $816,957) (RES)                                     828,190
     4,100,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,571,500
     7,810,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     8,981,500
     7,165,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  7,200,825
     3,130,000 Vertis, Inc. sec. notes 9 3/4s, 2009                   3,388,225
     5,055,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   4,903,350
     1,290,000 Von Hoffman Corp. company guaranty
               10 1/4s, 2009                                          1,346,438
     1,850,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                 1,854,625
     4,340,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 4,535,300
     1,935,001 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                             1,741,501
     1,490,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 1,683,700
     4,965,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  5,535,975
     3,023,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   3,491,565
     1,127,500 WRC Media Corp. bank term loan FRN
               6.152s, 2009  (acquired 3/25/04,
               cost $1,127,500) (RES)                                 1,130,319
     4,185,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          4,216,388
     1,313,000 Yell Finance BV sr. disc. notes
               stepped-coupon zero %  (13 1/2s,
               8/1/06), 2011 (Netherlands) (STP)                      1,234,220
       402,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                       470,943
                                                                 --------------
                                                                    662,990,739

Consumer Staples (7.4%)
-------------------------------------------------------------------------------
       680,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                    652,800
     3,398,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010  (In default)
               (NON)                                                  3,296,060
     2,398,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011  (In default)
               (NON)                                                  2,380,015
        30,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006  (In default)
               (NON)                                                     28,650
     1,585,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009  (In default)
               (NON)                                                  1,549,338
     1,290,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                         1,238,400
       305,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           291,275
       246,327 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.1199s,
               2009 (acquired 5/27/03, cost
               $245,711) (RES)                                          247,763
       615,816 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.1602s,
               2009 (acquired 5/27/03, cost
               $614,277) (RES)                                          619,408
     4,155,000 Affinity Group, Inc. 144A sr. sub.
               notes 9s, 2012                                         4,425,075
     1,404,772 Agrilink Foods bank term loan FRN
               Ser. B, 3.8686s, 2008  (acquired
               8/9/02, cost $1,404,772) (RES)                         1,417,064
     5,340,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     5,820,600
     5,799,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     6,059,955
     4,175,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                    4,143,688
     1,771,259 American Seafood Group, LLC bank
               term loan FRN Ser. B, 4.4154s,  2009
               (acquired 4/11/02, cost $1,769,488)
               (RES)                                                  1,776,055
     1,230,000 AMF Bowling Worldwide bank term loan
               FRN 4.152s, 2009  (acquired 2/25/04,
               cost $1,230,000) (RES)                                 1,236,150
     2,297,791 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                              919,116
     4,750,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     5,213,125
     3,290,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            3,232,425
     4,700,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     5,475,500
     1,370,000 British Sky Broadcasting PLC company
               guaranty 8.2s, 2009 (United Kingdom)                   1,652,713
     9,504,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                              10,835,311
    14,115,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                        14,115,000
     4,470,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  5,073,450
     6,280,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  (acquired various
               dates from 5/20/02 to 6/11/02, cost
               $5,458,614) (RES)                                      5,990,856
     7,830,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                      9,161,100
     1,332,998 Charter Communications Holdings, LLC
               bank term loan FRN  Ser. B, 3.87s,
               2008 (acquired 1/9/03, cost
               $1,158,042) (RES)                                      1,325,707
     3,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,872,700
     3,435,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   2,181,225
     2,555,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                   2,082,325
     8,675,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          7,590,625
     6,603,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          5,777,625
     2,720,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                          2,305,200
    11,980,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                  10,063,200
     6,055,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   5,116,475
     1,680,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                   1,386,000
     6,590,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               7,166,625
     2,280,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                   2,365,500
     7,620,000 Cinemark, Inc. 144A sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/09), 2014 (STP)                                   4,752,975
       796,875 Constellation Brands, Inc. bank term
               loan FRN 3.2125s, 2008  (acquired
               11/3/03, cost $796,875) (RES)                            807,334
     1,675,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,884,375
     2,520,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                             2,784,600
     3,620,000 Cott Beverages USA, Inc. company
               guaranty 8s, 2011                                      4,000,100
       306,122 Couche-Tard bank term loan FRN
               3.8125s, 2010  (acquired 12/16/03,
               cost $306,122) (RES)                                     309,566
     2,934,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   3,095,370
     6,912,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                   7,430,400
     1,109,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                          1,280,895
     1,105,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   1,187,875
     1,250,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,400,000
     3,605,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           4,055,625
     1,613,821 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.381s, 2010  (acquired
               12/16/02, cost $1,605,752) (RES)                       1,639,037
     1,262,250 DirecTV bank term loan FRN Ser. B,
               3.3966s, 2010  (acquired various
               dates from 3/4/03 to 8/5/03, cost
               $1,262,250) (RES)                                      1,276,450
     8,145,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                           9,285,300
    11,641,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     29,103
     5,730,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           5,056,725
       378,108 Dole Food Co. bank term loan FRN
               4.0089s, 2009 (acquired various
               dates from 3/28/03 to 11/20/03,
               cost $378,108) (RES)                                     383,622
     1,625,000 Dole Food Co. sr. notes 8 7/8s, 2011                   1,771,250
     1,275,000 Dole Food Co. sr. notes 8 5/8s, 2009                   1,396,125
     2,410,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                           2,596,775
       400,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                     324,000
    23,525,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                         25,583,438
     6,380,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   7,193,450
    11,355,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                          12,064,688
     1,000,000 Echostar DBS Corp. 144A sr. notes
               FRN 4.36s, 2008                                        1,040,000
     1,900,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                  1,990,250
     1,184,050 Emmis Communications Corp. bank term
               loan FRN Ser. C,  3 3/8s, 2009
               (acquired 6/20/02, cost $1,182,570)
               (RES)                                                  1,197,700
     2,905,000 Emmis Communications Corp. company
               guaranty Ser. B,  8 1/8s, 2009                         3,024,831
       150,000 Frontier Vision bank term loan FRN
               Ser. B, 5.525s, 2006  (acquired
               5/20/02, cost $138,679) (RES)                            148,625
    11,450,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                    11,049,250
     4,775,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  5,324,125
     1,690,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN
               3.9375s, 2009 (acquired 11/5/01,
               cost $1,686,831) (RES)                                 1,697,042
     1,000,000 Itron, Inc. bank term loan FRN
               3.41s, 2010 (acquired 11/20/03, cost
               $1,000,000) (RES)                                      1,012,500
       224,192 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               223,071
     3,715,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   3,306,350
       750,000 Lions Gate Entertainment bank term
               loan FRN 4.43s, 2008  (acquired
               12/15/03, cost $750,000) (RES)                           753,750
     4,650,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                 4,603,500
     2,795,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                     2,795,000
     3,835,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired various
               dates from 5/20/02 to 11/21/02,
               cost $3,124,374) (RES)                                 3,633,663
EUR    520,000 ONO Finance PLC company guaranty
               13s, 2009 (United Kingdom)                               678,857
    $1,635,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                       1,786,238
       175,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                         185,500
EUR  1,050,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                             1,380,444
    $2,500,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                 2,587,500
        30,000 Pegasus Communications Corp. sr.
               notes 12 1/2s, 2007                                       25,500
       600,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                               528,000
     2,360,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                   2,082,700
     1,364,679 Pinnacle Foods Holding Corp. bank
               term loan FRN 3.84s, 2010  (acquired
               11/26/03, cost $1,364,679) (RES)                       1,378,326
       385,321 Pinnacle Foods Holding Corp. bank
               term loan FRN 3.84s, 2010  (acquired
               11/26/03, cost $385,321) (RES)                           389,174
     2,915,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            3,097,188
     8,220,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  7,891,200
     5,850,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                         6,084,000
     4,600,000 Premier International Foods PLC sr.
               notes 12s, 2009  (United Kingdom)                      4,968,000
     5,655,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                     5,584,313
EUR  2,000,000 ProSiebenSat.1 Media AG sr. notes
               Ser. REGS, 11 1/4s,  2009 (Germany)                    2,925,535
    $1,085,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            987,350
     8,625,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 9,897,188
     1,298,782 Rayovac Corp. bank term loan FRN
               Ser. B, 3.6137s, 2009  (acquired
               9/26/02, cost $1,297,484) (RES)                        1,308,523
     1,333,790 Regal Cinemas, Inc. bank term loan
               FRN Ser. C, 3.6875s, 2008  (acquired
               8/16/02, cost $1,337,125) (RES)                        1,349,796
     2,280,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                   2,567,850
     5,545,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 5,614,313
       850,000 Rite Aid Corp. bank term loan FRN
               4.093s, 2008  (acquired 5/16/03,
               cost $848,938) (RES)                                     869,975
     3,685,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           4,090,350
       255,000 Rite Aid Corp. debs. 6 7/8s, 2013                        235,875
     2,120,000 Rite Aid Corp. notes 7 1/8s, 2007                      2,120,000
       435,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     465,450
     3,510,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   3,720,600
       230,000 Rite Aid Corp. 144A notes 6s, 2005                       228,850
     1,179,038 Roundy's, Inc. bank term loan FRN
               3.6815s, 2009  (acquired 6/3/02,
               cost $1,179,038) (RES)                                 1,186,407
     5,505,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   4,699,894
       799,200 Scotts Co. (The) bank term loan FRN
               3 1/8s, 2010  (acquired 10/16/03,
               cost $799,200) (RES)                                     809,065
     1,760,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                           1,865,600
     2,570,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                          2,827,000
     2,420,000 Sinclair Broadcast Group, Inc.
               company guaranty 8s, 2012                              2,622,675
       750,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.6053s, 2009  (acquired
               1/15/03, cost $749,063) (RES)                            755,625
    14,215,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                  14,712,525
     6,555,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                           6,964,688
     1,241,783 Sum Media bank term loan FRN Ser. B,
               3.37s, 2009  (acquired 2/4/03, cost
               $1,241,783) (RES)                                      1,251,096
     2,010,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  2,100,450
       850,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.84s, 2008  (acquired
               6/23/03, cost $850,000) (France)
               (RES)                                                    855,313
     4,130,000 Vivendi Universal SA sr. notes
               9 1/4s, 2010 (France)                                  4,935,350
     4,930,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                  5,324,400
     6,690,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  6,690,000
    10,991,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                    11,760,370
     2,745,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                2,827,350
     2,200,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   2,747,250
     2,580,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                   3,060,525
     3,345,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                   3,842,569
                                                                 --------------
                                                                    446,339,581

Energy (3.5%)
-------------------------------------------------------------------------------
     5,305,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     5,649,825
     6,430,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          6,317,475
     3,680,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           3,974,400
     2,160,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      2,494,800
       980,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                  1,078,000
     1,852,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  2,051,090
     6,365,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           7,033,325
     3,895,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           3,972,900
     1,230,000 Dresser, Inc. bank term loan FRN
               4.61s, 2010 (acquired 2/27/04, cost
               $1,238,627) (RES)                                      1,248,066
       500,872 Dresser, Inc. bank term loan FRN
               Ser. B, 3.62s, 2009  (acquired
               7/30/02, cost $505,255) (RES)                            508,229
     5,405,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           5,891,450
     1,625,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                          1,872,813
     3,455,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  3,800,500
     1,975,000 Encore Acquisition Co. 144A sr. sub.
               notes 6 1/4s, 2014                                     1,994,750
     4,080,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                  4,212,600
     4,880,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           5,185,000
     1,890,000 Forest Oil Corp. sr. notes 8s, 2011                    2,088,450
     1,065,000 Forest Oil Corp. sr. notes 8s, 2008                    1,171,500
     4,220,000 Gazprom OAO notes Ser. REGS, 9 5/8s,
               2013 (Russia)                                          4,853,000
     6,850,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               7,877,500
     2,680,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           2,881,000
     4,005,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           3,083,850
     2,665,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                   2,851,550
     4,535,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    4,988,500
     2,830,000 KCS Energy, Inc. 144A sr. notes
               7 1/8s, 2012                                           2,858,300
     1,905,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,933,575
       606,624 Magellan Midstream Holdings bank
               term loan FRN 4.67s, 2008  (acquired
               6/13/03, cost $600,557) (RES)                            615,723
     3,810,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   3,876,675
     3,940,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           4,471,900
     5,040,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  5,014,800
     4,217,946 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      4,217,946
       800,000 Parker Drilling Co. bank term loan
               FRN 5.355s, 2007 (acquired 10/22/03,
               cost $792,000) (RES)                                     808,500
     4,622,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  4,991,760
       631,125 Peabody Energy Corp. bank term loan
               FRN Ser. B, 2.8586s, 2010 (acquired
               3/20/03, cost $631,125) (RES)                            633,492
     5,820,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           5,849,100
     2,015,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          2,214,082
     4,290,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                               4,686,825
    10,760,000 Petroleos Mexicanos company guaranty
               9 1/2s, 2027 (Mexico)                                 13,342,400
     7,030,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                       8,400,850
     4,270,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                           4,958,751
     2,115,000 Petronas Capital, Ltd. 144A company
               guaranty 7 7/8s,  2022 (Malaysia)                      2,527,425
     2,415,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    2,870,831
     3,560,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                   4,005,000
     3,115,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            3,504,375
     4,365,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   4,910,625
        20,000 Pride International, Inc. sr. notes
               10s, 2009                                                 21,100
     2,671,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     2,717,743
     4,065,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  4,247,925
     1,645,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                         16
     4,925,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    5,491,375
     1,360,000 Star Gas Partners LP/Star Gas
               Finance Co. 144A sr. notes  10 1/4s,
               2013                                                   1,516,400
     2,284,615 Star Gas Propane 1st Mtge. 8.04s,
               2009 (acquired 5/7/03, cost
               $2,238,923) (RES)                                      2,353,154
     1,890,000 Trico Marine Services, Inc. bank
               term loan FRN 7.152s, 2009
               (acquired 2/3/04, cost $1,852,200)
               (RES)                                                  1,852,200
     6,425,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                  3,341,000
       955,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                     1,024,238
     1,240,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,370,200
       935,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                     1,007,463
     8,080,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  8,989,000
                                                                 --------------
                                                                    207,705,322

Financial (0.7%)
-------------------------------------------------------------------------------
     2,440,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 2,589,450
     4,600,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 5,117,500
    13,452,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                   8,306,610
     1,311,001 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B,  3.9375s, 2007
               (acquired 6/20/02, cost $1,311,001)
               (RES)                                                  1,327,389
     4,102,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       4,650,643
     1,370,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,479,600
     3,210,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               3,378,525
    10,000,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                          10,180,660
     3,360,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           3,830,400
                                                                 --------------
                                                                     40,860,777

Health Care (2.4%)
-------------------------------------------------------------------------------
       283,037 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.405s,  2009
               (acquired 6/30/03, cost $283,037)
               (RES)                                                    286,221
       699,304 Alderwoods Group, Inc. bank term
               loan FRN 3.9292s, 2008  (acquired
               9/9/03, cost $699,304) (RES)                             707,608
     8,804,900 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 9,861,488
     1,100,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                    1,097,250
     3,785,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  4,116,188
     3,190,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           3,556,850
     6,750,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   7,492,500
       995,000 Beverly Enterprises, Inc. bank term
               loan FRN 4.407s, 2008  (acquired
               10/20/03, cost $992,513) (RES)                         1,005,572
       910,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                            878,150
     1,777,500 Community Health Systems, Inc. bank
               term loan FRN Ser. B,  3.6199s, 2010
               (acquired 7/11/02, cost $1,777,500)
               (RES)                                                  1,806,384
     1,588,000 Concentra bank term loan FRN
               4.9407s, 2009 (acquired
               8/12/03, cost $1,588,000) (RES)                        1,605,865
     1,110,854 Dade Behring, Inc. company guaranty
               11.91s, 2010                                           1,278,871
       498,646 DaVita, Inc. bank term loan FRN
               Ser. B, 3.402s, 2009  (acquired
               1/30/04, cost $504,412) (RES)                            503,632
     3,040,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          3,397,200
       663,974 Fisher Scientific International,
               Inc. bank term loan FRN 3.17s,
               2010 (acquired 2/13/03, cost
               $663,974) (RES)                                          668,954
       796,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.86s, 2009  (acquired
               9/29/03, cost $796,000) (RES)                            804,955
     3,475,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         3,896,344
     1,135,000 HCA, Inc. debs. 7.19s, 2015                            1,250,692
     5,400,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   6,124,999
     1,930,000 HCA, Inc. notes 8.36s, 2024                            2,200,958
     2,030,000 HCA, Inc. notes 7.69s, 2025                            2,176,197
     4,458,000 HCA, Inc. notes 7s, 2007                               4,916,443
     7,090,000 Healthsouth Corp. notes 7 5/8s, 2012                   6,965,925
     3,090,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   3,082,275
     1,570,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   1,562,150
     1,315,000 Healthsouth Corp. sr. notes 7s, 2008                   1,265,688
     2,590,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                     2,874,900
       505,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                    540,350
     2,810,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                          2,817,025
     1,069,000 Kinetic Concepts, Inc. bank term
               loan FRN 3.42s, 2011  (acquired
               8/5/03, cost $1,071,750) (RES)                         1,078,800
     1,559,482 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                             1,660,848
     1,057,188 Medex, Inc. bank term loan FRN
               4.1275s, 2009 (acquired various
               dates from 5/16/03 to 6/16/03, cost
               $1,056,670) (RES)                                      1,064,456
     4,495,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                               450
     5,845,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  6,604,850
     2,515,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                     2,621,888
     1,410,000 Omega Health Care Investors 144A sr.
               notes 7s, 2014                                         1,445,250
     4,560,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           4,753,800
     5,183,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         6,090,025
     5,470,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     5,688,800
     3,910,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          4,398,750
     2,680,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   2,418,700
        95,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              81,938
     4,290,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           3,710,850
     5,710,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                           5,367,400
     1,470,597 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 3.34s, 2008  (acquired
               11/29/01, cost $1,485,818) (RES)                       1,487,602
     7,650,000 Triad Hospitals, Inc. 144A sr. sub.
               notes 7s, 2013                                         7,841,250
     3,685,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                           3,979,800
     2,840,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              3,280,200
                                                                 --------------
                                                                    142,317,291

Technology (1.4%)
-------------------------------------------------------------------------------
     4,120,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 4,820,400
     1,217,000 Avaya, Inc. sec. sr. notes 11 1/8s,
               2009                                                   1,451,273
     3,700,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                               3,991,375
     1,280,000 Iron Mountain, Inc. bank term loan
               FRN Ser. L, 3.4172s, 2008  (acquired
               7/30/02, cost $1,289,600) (RES)                        1,287,314
     6,480,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           7,063,200
     2,000,000 Iron Mountain, Inc. company guaranty
               6 5/8s, 2016                                           1,940,000
     4,960,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                           5,232,800
       400,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             337,000
     7,080,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            5,982,600
       320,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             309,600
     6,715,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                          6,882,875
     3,434,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     4,155,140
     5,440,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                             5,875,200
     2,505,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   3,582,150
     5,810,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               6,347,425
EUR  5,000,000 Xerox Capital Europe PLC company
               guaranty Ser. EMTN, 5  1/4s, 2004
               (United Kingdom)                                       6,204,935
    $2,250,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                   2,621,250
     2,620,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   2,724,800
EUR  1,230,000 Xerox Corp. sr. notes 9 3/4s, 2009                     1,754,620
    $8,640,000 Xerox Corp. sr. notes 7 5/8s, 2013                     9,201,600
     4,525,000 Xerox Corp. sr. notes 7 1/8s, 2010                     4,807,813
                                                                 --------------
                                                                     86,573,370

Transportation (0.6%)
-------------------------------------------------------------------------------
     2,850,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          2,750,250
     3,485,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   3,206,200
     5,235,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          4,475,925
     2,335,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1,  7.779s,
               2005                                                   2,032,185
     1,527,758 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1,  7.779s,
               2012                                                   1,313,872
     5,870,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          6,530,375
     1,190,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,225,700
     4,865,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                          5,375,825
     1,715,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                 1,757,875
        70,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                      70,000
     2,875,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  2,803,125
     1,750,154 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                   1,802,658
     1,160,833 Pacer International, Inc. bank term
               loan FRN 3.9187s, 2010  (acquired
               6/10/03, cost $1,165,659) (RES)                        1,172,442
       930,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,092,750
     2,740,674 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                         877,016
                                                                 --------------
                                                                     36,486,198

Utilities & Power (3.8%)
-------------------------------------------------------------------------------
       361,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     386,270
       196,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     206,045
     5,015,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   5,529,038
     7,160,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           7,858,100
     6,110,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           6,079,450
     2,195,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    2,392,550
       750,000 Allegheny Energy, Inc. bank term
               loan FRN 7 1/4s, 2011  (acquired
               3/5/04, cost $750,000) (RES)                             754,500
     8,145,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                               6,006,938
    16,464,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                          15,146,880
     1,790,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     1,935,099
     1,590,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                         1,840,435
     1,015,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                  1,030,225
     3,580,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   3,848,500
     1,450,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,547,875
     1,225,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                           1,270,938
     2,005,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,744,350
    10,305,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   11,309,738
     2,720,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           2,584,000
     4,185,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           3,724,650
     1,605,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,689,263
     2,715,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                           2,857,538
     2,145,000 Edison Mission Energy sr. notes
               7.73s, 2009                                            2,069,925
     2,680,000 El Paso Corp. sr. notes 7 3/8s, 2012                   2,304,800
     7,305,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           5,862,263
     1,315,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                           1,367,600
     1,120,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                   1,145,200
     9,525,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          8,834,438
     1,470,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                   1,528,800
     1,915,364 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                  2,025,497
     2,600,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                        2,678,000
     2,585,000 Mirant Americas Generation, Inc. sr.
               notes 8.3s, 2011 (In default) (NON)                    1,912,900
     3,135,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default)
               (NON)                                                  2,319,900
     1,760,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                    1,302,400
     1,000,000 Mission Energy Holding Co. bank term
               loan FRN 7s, 2006  (acquired
               12/10/03, cost $995,000) (RES)                         1,006,875
     1,890,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,946,700
     5,585,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   6,269,163
     6,620,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  7,315,100
     2,320,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                1,960,400
     1,368,336 NRG bank term loan FRN 5.4942s, 2010
               (acquired 12/19/03, cost $1,361,495)
               (RES)                                                  1,407,249
       766,146 NRG bank term loan FRN Ser. B 1.07s,
               2010 (acquired 12/19/03, cost
               $762,315) (RES)                                          787,934
    13,525,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                              13,964,563
     5,195,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              6,428,813
     1,910,000 Pacific Gas & Electric Co. 144A sr.
               notes 10 3/8s, 2005 (In default)
               (NON)                                                  1,919,550
     5,720,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   6,241,950
     1,000,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                       1,040,650
     3,895,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           4,118,963
     3,115,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   3,317,475
     7,010,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                     7,115,150
       490,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             525,187
     2,000,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   2,330,000
     1,165,000 Teco Energy, Inc. notes 7.2s, 2011                     1,237,813
     3,125,000 Teco Energy, Inc. notes 7s, 2012                       3,296,875
     2,465,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                   2,656,038
       520,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     486,200
     1,025,000 Teton Power Funding bank term loan
               FRN 4.36s, 2011  (acquired 2/4/04,
               cost $1,025,000) (RES)                                 1,032,688
       745,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       776,663
       820,000 Unisource Energy bank term loan FRN
               5.652s, 2011  (acquired 3/25/04,
               cost $811,800) (RES)                                     807,700
     8,695,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               8,347,200
     1,435,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            1,499,575
EUR  3,125,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                       3,907,535
    $4,140,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           4,786,875
     3,790,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           4,017,400
     3,475,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           3,527,125
     4,605,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           5,065,500
     2,425,000 Williams Holdings of Delaware notes
               6 1/2s, 2008                                           2,518,969
       843,636 Williams Products bank term loan FRN
               3.6047s, 2007  (acquired 6/4/03,
               cost $843,636) (RES)                                     851,017
     1,475,235 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                        148
                                                                 --------------
                                                                    225,605,148
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,534,689,917)                             $2,655,875,785

U.S. treasury obligations (16.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
   $37,950,000 7 1/2s, November 15, 2016                            $50,031,724
   225,772,000 6 1/4s, May 15, 2030                                 272,575,664
    77,090,000 6 1/4s, August 15, 2023                               91,661,783
   104,905,000 4 1/4s, August 15, 2013                              108,707,806
               U.S. Treasury Notes
        49,000 4 3/8s, May 15, 2007                                      52,415
    22,000,000 3 5/8s, May 15, 2013                                  21,859,068
   313,642,000 3 1/4s, August 15, 2008                              322,475,413
    62,550,000 1 5/8s, March 31, 2005                                62,845,674
    98,235,000 U.S. Treasury Strip zero %, November
               15, 2024                                              33,943,238
                                                                 --------------
               Total U.S. treasury obligations
               (cost $931,757,812)                                 $964,152,785

U.S. government and agency mortgage obligations (12.5%) (a)
Principal amount                                                          Value

U.S. Government Agency Mortgage Obligations (12.5%)
-------------------------------------------------------------------------------
       $42,402 Federal National Mortgage
               Association Adjustable Rate
               Mortgages 5.338s, September 1, 2031                      $43,306
               Federal National Mortgage
               Association Pass-Through
               Certificates
         5,961 8s, April 1, 2027                                          6,479
   132,989,879 6 1/2s, with due dates from November
               1, 2025 to October 1, 2033                           139,728,478
       551,515 6 1/2s, with due dates from November
               1, 2017 to September 1, 2018                             580,366
     6,971,000 6 1/2s, TBA, April 1, 2034                             7,321,725
    13,942,000 6s, TBA, April 1, 2034                                14,508,394
    24,961,000 5 1/2s, TBA, April 1, 2034                            25,569,424
    58,809,000 5s, TBA, April 1, 2034                                59,066,289
   381,032,000 5s, TBA, April 1, 2018                               391,629,262
   111,862,000 4 1/2s, TBA, March 1, 2034                           109,310,204
                                                                 --------------
               Total U.S. government and
               agency mortgage obligations
               (cost $748,273,255)                                 $747,763,927

U.S. government agency obligations (0.2%) (a) (cost $10,000,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000 Fannie Mae notes 1.62s, December 8,
               2004                                                 $10,004,930

Foreign government bonds and notes (12.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
AUD  18,704,000  Australia (Government of) bonds
                 6 1/2s, 2013                                       $15,306,695
USD   5,540,000  Brazil (Federal Republic of) bonds
                 10 1/8s, 2027                                        5,578,780
USD   5,160,000  Brazil (Federal Republic of) unsub.
                 notes 11s, 2040                                      5,510,880
USD  10,933,000  Bulgaria (Republic of) 144A bonds
                 8 1/4s, 2015                                        13,338,260
CAD   9,650,000  Canada (Government of) bonds 5 1/2s,
                 2010                                                 8,012,415
CAD   8,915,000  Canada (Government of) bonds
                 Ser. WB60, 7 1/4s, 2007                              7,674,186
CAD   1,550,000  Canada (Government of) bonds
                 Ser. WL43, 5 3/4s, 2029                              1,298,999
USD   6,345,000  Chile (Republic of) bonds 5 1/2s,
                 2013                                                 6,703,493
USD     780,000  Colombia (Republic of) bonds
                 10 3/8s, 2033                                          892,320
USD   5,240,000  Colombia (Republic of) bonds
                 Ser. NOV, 9 3/4s, 2009                               6,086,260
USD  16,195,000  Colombia (Republic of) notes
                 10 3/4s, 2013                                       19,425,903
USD   3,780,000  Colombia (Republic of) unsub.
                 9 3/4s, 2009                                         4,377,240
EUR   2,185,000  Colombia (Republic of) unsub. bonds
                 Ser. 15A, 11 3/8s, 2008                              3,138,425
USD   1,190,000  Dominican (Republic of) 144A notes
                 9.04s, 2013                                            862,750
USD   2,695,000  Dominican (Republic of) 144A unsub.
                 notes 9 1/2s, 2006                                   2,075,150
USD   9,950,000  Ecuador (Republic of) bonds
                 stepped-coupon Ser. REGS, 7s  (8s,
                 8/15/04), 2030 (STP)                                 8,785,850
USD   2,290,000  El Salvador (Republic of) 144A bonds
                 8 1/4s, 2032                                         2,415,950
EUR  17,480,000  France (Government of) bonds 5 3/4s,
                 2032                                                24,699,327
EUR  22,675,000  France (Government of) bonds 5 1/2s,
                 2010                                                31,162,274
EUR   6,430,000  France (Government of) deb. 4s, 2009                 8,204,712
EUR  29,920,000  Germany (Federal Republic of) bonds
                 Ser. 97, 6s, 2007                                   40,218,398
EUR   8,050,000  Hellenic Greece (Republic of) bonds
                 3 1/2s, 2008                                        10,105,670
USD   1,300,000  Indonesia (Republic of) FRN 2.005s,
                 2006                                                 1,212,250
USD   3,250,000  Indonesia (Republic of) FRN 2.005s,
                 2005                                                 3,120,000
USD  13,425,000  Indonosia (Republic of) 144A sr.
                 notes 6 3/4s, 2014                                  13,310,888
EUR   9,420,000  Italy (Government of) treasury bonds
                 4 3/4s, 2006                                        12,130,733
NZD  38,465,000  New Zealand (Government of) bonds
                 8s, 2006                                            27,198,361
NZD  37,873,000  New Zealand (Government of) bonds
                 Ser. 709, 7s, 2009                                  26,767,159
USD   1,905,000  Panama (Government of) bonds 9 3/8s,
                 2023                                                 2,147,888
USD   8,145,000  Peru (Republic of) bonds 8 3/4s,
                 2033                                                 8,197,943
USD   4,580,000  Philippines (Republic of) bonds
                 9 7/8s, 2019                                         4,740,300
USD   5,090,000  Philippines (Republic of) sr. notes
                 8 7/8s, 2015                                         5,058,188
EUR   9,780,000  Portugal Obrigacoes do Tesouro OT
                 notes 4 3/8s, 2014                                  12,290,666
USD  25,845,000  Russia (Federation of) unsub.
                 stepped-coupon 5s  (7 1/2s,
                 3/31/07), 2030 (STP)                                25,857,923
USD  12,456,875  Russia (Federation of) 144A unsub.
                 stepped-coupon 5s  (7 1/2s,
                 3/31/07), 2030 (STP)                                12,463,103
USD   7,605,000  Russia (Ministry of Finance) deb.
                 Ser. V, 3s, 2008                                     6,977,588
EUR   2,340,000  South Africa (Republic of) bonds
                 5 1/4s, 2013                                         2,869,408
USD  22,750,000  South Africa (Republic of) notes
                 7 3/8s, 2012                                        26,390,000
SEK 215,045,000  Sweden (Government of) bonds 6 3/4s,
                 2014                                                34,239,455
SEK 226,060,000  Sweden (Government of) bonds Ser.
                 3101, 4s, 2008                                      37,441,750
USD   2,304,441  Ukraine (Government of) sr. notes
                 Ser. REGS, 11s, 2007                                 2,580,974
USD   5,730,000  Ukraine (Government of) 144A bonds
                 7.65s, 2013                                          5,976,390
USD   9,650,000  Ukraine (Government of) 144A unsub.
                 notes 6 7/8s, 2011                                   9,903,795
GBP   4,530,000  United Kingdom treasury bonds
                 8 3/4s, 2017                                        11,596,420
GBP  33,115,000  United Kingdom treasury bonds
                 7 1/2s, 2006                                        65,389,165
GBP   7,230,000  United Kingdom treasury bonds 5s,
                 2012                                                13,525,729
GBP  18,445,000  United Kingdom treasury bonds 5s,
                 2004                                                33,947,221
GBP  13,940,000  United Kingdom treasury bonds
                 2 1/2s, 2009                                        61,187,490
USD  10,295,000  United Mexican States bonds
                 Ser. MTN, 8.3s, 2031                                12,091,478
USD   5,500,000  United Mexican States notes 8 1/8s,
                 2019                                                 6,517,500
USD   3,320,000  Venezuela (Republic of) bonds
                 9 3/8s, 2034                                         2,929,900
USD   3,550,000  Venezuela (Republic of) notes
                 10 3/4s, 2013                                        3,709,750
USD   6,315,000  Venezuela (Republic of) unsub. bonds
                 5 3/8s, 2010                                         5,257,238
                                                                 --------------
                 Total Foreign government bonds and
                 notes (cost $642,227,475)                         $722,900,590

Asset-backed securities (6.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $216,896 Aames Mortgage Trust 144A Ser.
               03-1N, Class A, 7 1/2s, 2033                            $216,685
               ABSC NIMS Trust 144A
     3,030,880 Ser. 03-HE5, Class A, 7s, 2033                         3,030,881
     2,186,189 Ser. 03-HE7, Class A, 7s, 2033                         2,186,190
     1,650,000 Ser. 04-HE2, Class A1, 6 3/4s, 2034                    1,650,000
     1,513,542 Aegis Asset Backed Securities Trust
               144A Ser. 04-1N,  Class NOTE, 5s,
               2034                                                   1,513,542
     1,175,000 Ameriquest Mortgage Securities, Inc.
               FRB Ser. 03-AR3,  Class M5, 4.84s,
               2033                                                   1,244,766
               Amortizing Residential Collateral
               Trust
    38,317,308 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                         1,475,910
     2,701,000 FRN Ser. 02-BC5, Class B, 3.34s,
               2032                                                   2,637,695
       985,927 AQ Finance NIM Trust Ser. 03-N1,
               Class NOTE, 9.37s, 2033                                  985,619
               AQ Finance NIM Trust 144A
     2,883,155 Ser. 03-N2, Class NOTE, 9.3s, 2033                     2,904,778
     1,017,400 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                   1,023,118
        68,328 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                              67,889
               Arc Net Interest Margin Trust 144A
       272,437 Ser. 02-1A, Class A, 7 3/4s, 2032                        272,390
       639,414 Ser. 02-8A, Class A1, 7 3/4s, 2032                       634,145
     2,906,000 Arcap REIT, Inc. 144A Ser. 03-1A,
               Class E, 7.11s, 2038                                   3,081,722
               Argent NIM Trust 144A
     2,582,279 Ser. 03-N6, Class A, 6.4s, 2034                        2,569,367
       942,000 Ser. 04-WN2, Class A, 4.55s, 2034                        941,951
     3,021,000 Asset Backed Funding Certificates
               FRB Ser. 03-WF1,  Class M3, 4.14s,
               2032                                                   3,025,012
               Asset Backed Funding Corp. NIM Trust
               144A
       592,011 Ser. 03-WF1, Class N1, 8.35s, 2032                       592,011
     1,288,000 Ser. 04-0PT1, Class N2, 7s, 2033                       1,287,994
     1,198,000 Ser. 04-AHL1, 5.6s, 2033                               1,197,955
     5,569,000 Asset Backed Securities Corp. Home
               Equity Loan Trust FRN  Ser. 03-HE2,
               Class M4, 4.94s, 2033                                  5,721,922
     2,449,024 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  1.79s,
               2033                                                   2,455,147
               Bayview Financial Acquisition Trust
     4,912,475 Ser. 02-CA, Class A, IO, 5.1s, 2004                       98,250
     2,400,000 Ser. 03-F, Class A, IO, 4s, 2006                         116,344
   184,839,116 Ser. 03-X, Class A, IO, 1.36s, 2006                    2,743,706
     3,779,392 FRN Ser. 01-DA, Class M3, 2.49s,
               2031                                                   3,791,203
   102,050,665 Bayview Financial Asset Trust Ser.
               03-Z, Class A, IO, 0.839s, 2005                          446,472
               Chase Funding Net Interest Margin
               144A
        10,112 Ser. 02-3, Class NOTE, 8 1/2s, 2035                       10,112
       145,113 Ser. 02-4A, Class NOTE, 8 1/2s, 2035                     145,113
       239,688 Ser. 03-1A, Class NOTE, 8 3/4s, 2004                     239,688
     1,067,374 Ser. 03-2A, Class NOTE, 8 3/4s, 2035                   1,072,710
     3,065,632 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                   3,080,961
     2,454,699 Ser. 03-5A, Class NOTE, 5 3/4s, 2034                   2,453,226
       623,605 Ser. 03-6A, Class NOTE, 5s, 2035                         622,856
     1,557,000 Citigroup Mortgage Loan Trust, Inc.
               FRB Ser. 03-HE3,  Class M4, 4.09s,
               2034                                                   1,504,938
               Conseco Finance Securitizations Corp.
     1,679,000 Ser. 00-2, Class A4, 8.48s, 2021                       1,734,228
    22,137,000 Ser. 00-4, Class A6, 8.31s, 2032                      19,571,708
     5,585,000 Ser. 00-6, Class M2, 8.2s, 2032                          837,750
       370,000 Ser. 01-04, Class A4, 7.36s, 2019                        375,995
    25,334,000 Ser. 01-1, Class A5, 6.99s, 2032                      23,861,173
       104,000 Ser. 01-3, Class A3, 5.79s, 2024                         104,516
     3,832,000 Ser. 01-3, Class A4, 6.91s, 2033                       3,678,079
     1,900,000 Ser. 01-3, Class M2, 7.44s, 2033                         380,000
     6,182,000 Ser. 01-4, Class B1, 9.4s, 2010                          618,200
    15,741,809 Ser. 02-1, Class A, 6.681s, 2032                      16,529,679
     4,668,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.11s, 2007                                            4,735,166
     2,170,000 Countrywide Asset Backed
               Certificates Ser. 03-SC1, Class A,
               IO, 4 3/4s, 2005                                         110,534
     1,194,000 Countrywide Asset Backed
               Certificates 144A Ser. 04-1NIM,
               Class NOTE, 6s, 2034                                   1,188,030
       190,557 Countrywide Home Loans, Inc. 144A
               Ser. 03-R4, Class 1A,  Principal
               Only (PO), zero %, 2034                                  134,462
     3,427,000 Crest, Ltd. 144A Ser. 03-2A, Class
               E2, 8s, 2038                                           3,226,735
     1,365,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  9.87s, 2015                      1,365,000
       170,596 Federal Home Loan Mortgage Corp.
               Structured Pass-Through  Securities
               Ser. T-41, Class 3A, 7 1/2s, 2032                        188,002
     1,256,000 First Franklin Mortgage Loan Asset
               Backed Certificates Ser.
               03-FF3, Class B, 4.09s, 2033                           1,176,588
     2,724,201 First Franklin NIM Trust 144A Ser.
               03-FF3A, Class A, 6 3/4s, 2033                         2,713,624
     1,229,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 2.21s, 2038                                  1,229,768
               Fremont NIM Trust 144A
       105,429 Ser. 03-B, Class NOTE, 5.65s, 2033                       105,429
     5,597,589 Ser. 04-A, Class NOTE, 4 3/4s, 2034                    5,589,193
     1,471,000 G-Force CDO, Ltd. 144A Ser. 03-1A,
               Class E, 6.58s, 2038                                   1,519,037
       614,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 3.09s, 2037                                   609,831
               Granite Mortgages PLC
GBP  7,560,000 Ser. 03-2, Class 3C, 5.578s, 2043                     14,283,406
EUR 10,080,000 FRB Ser. 03-2, Class 2C1, 4 5/8s,
               2043                                                  12,895,570
               Green Tree Financial Corp.
       $51,069 Ser. 1999-5, Class A3, 6.97s, 2030                        51,195
     2,307,117 Ser. 95-F, Class B2, 7.1s, 2021                        2,055,497
       987,464 Ser. 99-3, Class A5, 6.16s, 2031                       1,001,042
     9,116,000 Ser. 99-5, Class A5, 7.86s, 2030                       8,238,680
     1,702,376 Green Tree Home Improvement Loan
               Trust Ser. 95-D, Class B2,  7.45s,
               2025                                                   1,702,774
               Greenpoint Manufactured Housing
    11,601,047 Ser. 00-3, Class IA, 8.45s, 2031                       9,961,790
       150,000 Ser. 99-5, Class A4, 7.59s, 2028                         155,022
     9,693,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      9,629,011
        99,351 GSAMP Trust Ser. 02-HE2N, Class
               NOTE, 8 1/4s, 2032                                        99,471
     1,812,594 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                     1,813,986
       380,891 Headlands Mortgage Securities, Inc.
               Ser. 98-1, Class X2, IO,  6 1/2s,
               2028                                                      13,004
     1,938,000 Holmes Financing PLC FRB Ser. 8,
               Class 2C, 1.83s, 2040                                  1,938,000
               Home Equity Asset Trust
        52,810 Ser. 02-1N, Class A, 8s, 2032                             52,810
     1,225,000 FRB Ser. 03-8, Class B3, 5.59s, 2034                   1,251,473
               Home Equity Asset Trust 144A
     2,716,424 Ser. 02-5N, Class A, 8s, 2033                          2,716,424
        71,734 Ser. 03-3N, Class A, 8s, 2033                             71,734
     1,446,564 Ser. 03-4N, Class A, 8s, 2033                          1,451,989
     7,500,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 3.84s, 2037  (Cayman Islands)                     7,264,500
    11,120,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.09s, 2036 (Cayman
               Islands)                                              11,787,200
     2,275,619 Long Beach Asset Holdings Corp. 144A
               Ser. 2003-2, Class N1,  7.627s, 2033                   2,289,841
     1,394,549 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                           1,396,292
     6,257,565 Madison Avenue Manufactured Housing
               Contract FRB Ser. 02-A,  Class B1,
               4.34s, 2032                                            4,067,417
     1,597,540 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                   1,615,687
     1,664,669 Mid-State Trust Ser. 11, Class B,
               8.221s, 2038                                           1,617,331
     2,428,000 Morgan Stanley ABS Capital I FRB
               Ser. 02-NC6, Class B2,  4.84s, 2032                    2,457,762
     3,218,891 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N, Class NOTE,  7.6s,
               2033                                                   3,251,080
               Morgan Stanley Dean Witter Capital I
     4,410,000 FRN Ser. 01-NC3, Class B1, 3.54s,
               2031                                                   4,394,323
       286,000 FRN Ser. 01-NC4, Class B1, 3.59s,
               2032                                                     285,007
     2,828,000 FRN Ser. 02-HE1, Class B1, 2.89s,
               2032                                                   2,834,105
     2,000,000 N-Star Real Estate CDO, Ltd. 144A
               FRB Ser. 1X, Class C1A,  4.16s, 2038
               (Cayman Islands)                                       1,984,688
     4,330,907 Neon Capital, Ltd. 144A limited
               recourse secured notes  Ser. 94,
               1.686s, 2013 (e)                                       4,375,702
     2,028,770 Neon Capital, Ltd. 144A limited
               recourse secured notes  Ser. 95,
               2.319s, 2013 (e)                                       1,770,280
    20,169,472 Neon Capital, Ltd. 144A limited
               recourse secured notes  Ser. 96,
               1.458s, 2013 (e)(f)                                   18,866,020
     2,649,208 Neon Capital, Ltd. 144A limited
               recourse secured notes  Ser. 97,
               1.105s, 2013 (e)                                       2,349,098
     2,508,997 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B,  Class NOTE, 6 1/2s,
               2033                                                   2,521,542
     2,553,119 Novastar NIM Trust 144A Ser. 04-N1,
               Class NOTE, 4.458s, 2034                               2,553,119
               Oakwood Mortgage Investors, Inc.
     1,095,859 Ser. 01-C, Class A1, 5.16s, 2012                         769,248
    18,593,400 Ser. 02-C, Class A1, 5.41s, 2032                      17,105,928
     1,245,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                   1,237,219
       587,353 Option One Mortgage Securities Corp.
               144A Ser. 03-5,  Class NOTE, 6.9s,
               2033                                                     590,290
       816,787 Option One Mortgage Securities Corp.
               NIM Trust 144A  Ser. 2003-2B, Class
               N1, 7.63s, 2033 (Cayman Islands)                         821,892
     4,042,012 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A4FL, 6.59s,
               2012                                                   4,056,021
    10,606,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              9,227,750
    24,113,822 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1, Class A,
               IO, 5 3/4s, 2005                                       1,288,582
     2,102,216 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                         2,209,298
       749,133 SAIL Net Interest Margin Notes Ser.
               03-4, Class A, 7 1/2s, 2033 (Cayman
               Islands)                                                 748,309
               SAIL Net Interest Margin Notes 144A
     4,951,570 Ser. 03-10A, Class A, 7 1/2s, 2033                     4,951,299
     1,515,041 Ser. 03-12A, Class A, 7.35s, 2033                      1,514,583
       706,973 Ser. 03-13A, Class A, 6 3/4s, 2033                       706,066
     2,699,003 Ser. 03-6A, Class A, 7s, 2033                          2,678,936
     2,216,442 Ser. 03-7A, Class A, 7s, 2033                          2,199,997
       679,888 Ser. 03-8A, Class A, 7s, 2033                            676,466
     2,925,011 Ser. 03-BC2A, Class A, 7 3/4s, 2033                    2,916,511
     4,778,000 Ser. 04-2A, Class A, 5 1/2s, 2034                      4,778,000
       464,873 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10, Class A,  7 3/4s, 2033                     460,648
               Sasco Arc Net Interest Margin Notes
               144A
     1,935,079 Ser. 03-3, Class A, 7 3/4s, 2033                       1,925,365
     3,816,367 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                       3,815,252
     3,121,089 Ser. 03-AM1, Class A, 7 3/4s, 2033                     3,105,874
     1,894,540 Sasco Arc Net Interest Margin Trust
               144A Ser. 03-BC1, Class B,  zero %,
               2033                                                   1,356,668
     1,847,281 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                      1,856,518
     2,998,967 Sharps SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N,  Class N,
               7 1/4s, 2033                                           3,015,761
       646,102 Sharps SP I, LLC Net Interest Margin
               Trust 144A Ser. 03-TC1N,  7.45s,
               2033                                                     650,948
     1,799,809 Sharps SP I, LLC Net Interest Margin
               Trust 144A Ser. 03-0P1N,  Class NA,
               4.45s, 2033                                            1,799,629
     2,070,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.33s, 2038                                  2,070,000
               Structured Asset Investment Loan
               Trust
     6,633,000 Ser. 03-BC1, Class M3, 4.09s, 2033                     6,844,427
     4,605,000 Ser. 03-BC13, Class A, IO, 6s, 2005                      196,241
     3,182,017 Ser. 03-BC1A, Class A, 7 3/4s, 2033                    3,166,553
    54,105,651 Ser. 03-BC2, Class A, IO, 6s, 2005                     2,462,007
     3,298,337 Ser. 03-BC8, Class A, IO, 6s, 2005                       194,321
   119,253,000 Ser. 04-1, Class A, IO, 6s, 2005                       7,050,117
               Structured Asset Securities Corp.
       848,057 Ser. 98-RF3, Class A, IO, 6.1s, 2028                     143,814
       629,000 FRB Ser. 02-BC10, Class M3, 4.34s,
               2033                                                     653,521
     3,346,000 FRN Ser. 02-HF2, Class M3, 3.09s,
               2032                                                   3,304,175
     2,403,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A, Class
               IV, 6.84s, 2037                                        1,937,259
     3,688,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
               Class E, 8s, 2038                                      3,459,805
    21,443,000 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                  1,011,004
     8,647,000 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                8,642,947
                                                                 --------------
               Total Asset-backed securities
               (cost $430,225,511)                                 $413,288,116

Collateralized mortgage obligations (5.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $15,341,847 Banc of America Large Loan 144A Ser.
               03-BBA2, Class X1A,  IO, 0.754s,
               2015                                                    $160,614
    36,194,918 Bank of America Alternative Loan
               Trust Ser. 03-11, Class 15,
               IO, 0.353s, 2019                                         367,596
   143,837,449 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, IO,  0.814369s, 2017                      3,798,208
     3,310,500 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1, Class A2,  7s, 2011                        3,636,377
    14,703,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                   15,538,786
     2,934,000 CS First Boston Mortgage Securities
               Corp. 144A FRB Ser. 03-TF2A, Class
               L, 5.1s, 2014                                          2,906,090
   258,453,956 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1, Class X,  IO,
               0.898s, 2023                                           8,270,658
     1,987,280 Entertainment Properties Trust 144A
               Ser. 03-EPR, Class A1,  4.239s, 2018                   2,020,281
               Fannie Mae
         7,000 Ser. 92-15, Class L, IO, 10.376s,
               2022                                                      73,406
     1,029,947 Ser. 98-51, Class SG, IO, 27.08s,
               2022                                                     419,531
     5,563,079 Ser. 02-36, Class SJ, 17.4s, 2029                      6,230,566
     1,111,451 Ser. 04-4, Class QM, 12.02s, 2033                      1,183,521
     2,496,941 Ser. 96-40, Class SD, IO, 11.712s,
               2022                                                      99,878
       647,635 Ser. 93-80, Class S, FRN, 9.541s,
               2023                                                     672,424
       277,042 Ser. 03-W6, Class PT1, 9.461s, 2042                      316,521
     3,874,984 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    4,270,355
       602,715 Ser. 02-T19, Class A3, 7 1/2s, 2042                      664,211
       716,069 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      789,131
       887,009 Ser. 02-W6, Class 2A, 7 1/2s, 2042                       977,512
        22,356 Ser. 02-T12, Class A3, 7 1/2s, 2042                       24,637
        10,852 Ser. 02-W1, Class 2A, 7 1/2s, 2042                        11,959
        40,925 Ser. 02-14, Class A2, 7 1/2s, 2042                        45,100
     3,934,330 Ser. 01-T10, Class A2, 7 1/2s, 2041                    4,335,756
     1,181,339 Ser. 02-T4, Class A3, 7 1/2s, 2041                     1,301,873
        66,154 Ser. 01-T8, Class A1, 7 1/2s, 2041                        72,904
    16,592,048 Ser. 01-T7, Class A1, 7 1/2s, 2041                    18,284,964
     2,241,808 Ser. 01-T3, Class A1, 7 1/2s, 2040                     2,470,544
     7,308,225 Ser. 01-T1, Class A1, 7 1/2s, 2040                     8,053,896
     2,742,340 Ser. 99-T2, Class A1, 7 1/2s, 2039                     3,022,145
     1,461,423 Ser. 00-T6, Class A1, 7 1/2s, 2030                     1,610,534
    18,667,852 Ser. 01-T4, Class A1, 7 1/2s, 2028                    20,572,565
        21,727 Ser. 02-W3, Class A5, 7 1/2s, 2028                        23,943
    28,362,915 Ser. 03-118, Class SF, IO, 7.01s,
               2033                                                   3,704,906
    12,053,391 Ser. 02-36, Class QH, IO, 6.96s,
               2029                                                     741,540
     1,457,275 Ser. 02-29, Class SL, IO, 6.96s,
               2029                                                      12,533
        25,251 Ser. 02-27, Class SQ, IO, 6.91s,
               2032                                                         354
     6,648,459 Ser. 03-7, Class SM, IO, 6.66s, 2023                      84,145
    33,344,571 Ser. 03-49, Class TS, IO, 6.61s,
               2018                                                   4,340,004
    12,044,332 Ser. 03-14, Class KS, IO, 6.51s,
               2017                                                     989,894
     6,860,971 Ser. 03-23, Class SC, IO, 6.46s,
               2033                                                     132,931
    24,824,900 Ser. 03-41, Class SP, IO, 6.11s,
               2015                                                   1,838,594
    68,975,569 Ser. 03-34, Class SP, IO, 6.01s,
               2032                                                   5,539,600
    10,094,675 Ser. 03-58, Class ID, IO, 6s, 2033                     1,588,334
     8,954,604 Ser. 03-22, IO, 6s, 2033                               1,513,892
    11,929,011 Ser. 03-26, Class IG, IO, 6s, 2033                     1,576,866
     2,082,036 Ser. 328, Class 2, IO, 6s, 2032                          335,728
     7,772,182 Ser. 322, Class 2, IO, 6s, 2032                        1,202,259
    10,065,014 Ser. 318, Class 2, IO, 6s, 2032                        1,585,240
     2,840,879 Ser. 01-74, Class MI, IO, 6s, 2015                       115,855
    71,937,196 Ser. 03-34, Class ES, IO, 5.91s,
               2033                                                   5,788,696
    29,103,532 Ser. 03-34, Class SG, IO, 5.91s,
               2033                                                   2,364,662
     1,196,084 Ser. 346, Class 2, IO, 5 1/2s, 2033                      238,469
    13,484,507 Ser. 343, Class 14, IO, 5 1/2s, 2033                   2,410,356
    13,996,229 Ser. 343, Class 15, IO, 5 1/2s, 2033                   2,514,947
     6,451,203 Ser. 343, Class 17, IO, 5 1/2s, 2033                   1,187,425
     3,292,171 Ser. 339, Class 10, IO, 5 1/2s, 2033                     567,385
    16,179,798 Ser. 338, Class 2, 5 1/2s, 2033                        3,283,993
    25,259,068 Ser. 329, Class 2, IO, 5 1/2s, 2033                    4,759,756
    19,226,377 Ser. 03-45, Class PI, IO, 5 1/2s,
               2029                                                   1,976,712
     6,654,764 Ser. 03-30, Class PI, IO, 5 1/2s,
               2029                                                     816,426
     8,586,295 Ser. 03-86, Class IB, IO, 5 1/2s,
               2028                                                     807,648
    19,437,187 Ser. 03-34, Class EI, IO, 5 1/2s,
               2028                                                   1,749,347
       383,488 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                      29,272
    23,435,949 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                   2,432,652
    21,857,818 Ser. 03-85, Class IN, IO, 5 1/2s,
               2024                                                   2,089,607
    29,888,157 Ser. 03-55, Class UI, IO, 5 1/2s,
               2023                                                   2,783,335
     7,724,000 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                     358,116
    22,183,815 Ser. 343, Class 5, IO, 5s, 2033                        4,506,087
     7,486,338 Ser. 343, Class 6, IO, 5s, 2033                        1,567,452
    24,858,932 Ser. 343, Class 9, IO, 5s, 2033                        5,243,681
    39,941,794 Ser. 03-23, Class AI, IO, 5s, 2017                     3,120,453
    14,084,000 Ser. 03-24, Class IC, IO, 5s, 2015                     2,270,451
    93,296,265 Ser. 03-W10, Class 1A, IO, 2.088s,
               2043                                                   3,265,369
   113,965,021 Ser. 03-W10, Class 3A, IO, 2.081s,
               2043                                                   4,095,618
     3,284,019 Ser. 03-W10, Class 3, IO, 2.058s,
               2043                                                     192,936
    54,618,103 Ser. 03-W17, Class 12, IO, 1.166s,
               2033                                                   1,611,912
    54,906,430 Ser. 00-T6, IO, 0.743s, 2030                             926,546
   156,561,610 Ser. 02-T18, IO, 0.52s, 2042                           1,956,231
    77,244,004 Ser. 02-W8, IO, 0.356s, 2042                             748,301
       497,001 Ser. 02-97, PO, zero %, 2033                             487,062
     1,244,581 Ser. 99-51, Class N, PO, zero %,
               2029                                                   1,103,593
        86,569 Ser. 96-5, Class PB, PO, zero %,
               2024                                                      85,081
       447,702 Federal Home Loan Mortgage Corp.
               Structured  Pass-Through Securities
               Ser. 212, IO, 6s, 2031                                    64,147
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
       125,728 Ser. T-58, Class 4A, 7 1/2s, 2043                        138,556
     1,675,346 Ser. T-42, Class A5, 7 1/2s, 2042                      1,846,285
    45,499,984 Ser. T-57, Class 1AX, IO, 0.441s,
               2043                                                     495,879
    85,197,639 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.631s, 2020                        5,816,101
     3,448,440 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.965s, 2039                         3,163,944
               Freddie Mac
     9,752,000 Ser. 2763, Class SC, 24.2s, 2032                      12,974,731
     9,420,446 Ser. 2412, Class GS, FRN, 18.096s,
               2032                                                  11,113,182
     1,952,074 Ser. 2478, Class SY, IO, 7.06s, 2021                      61,002
       931,739 Ser. 2448, Class SE, IO, 7.01s, 2029                       3,785
    19,026,200 Ser. 2448, Class SM, IO, 6.91s, 2032                   1,652,901
    20,745,067 Ser. 2579, Class GS, IO, 6.56s, 2017                   1,471,474
     4,159,142 Ser. 2575, Class SG, IO, 6.51s, 2032                     313,235
    30,446,668 Ser. 216, IO, 6s, 2032                                 4,719,234
     1,439,257 Ser. 2507, Class TI, IO, 6s, 2026                          7,366
    10,684,436 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                   2,692,409
     5,463,961 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                   1,224,269
    13,407,272 Ser. 2596, Class IQ, IO, 5 1/2s,
               2026                                                   1,150,009
     1,850,735 Ser. 2702, Class DI, IO, 5 1/2s,
               2024                                                     194,672
     2,343,837 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     103,275
       711,243 Ser. 2696, PO, zero %, 2033                              516,832
     1,777,995 Ser. 215, Class PO, PO, zero %, 2031                   1,639,089
     3,349,125 Ser. 2235, PO, zero %, 2030                            2,953,593
     1,056,176 Ser. 2191, Class MO, PO, zero %,
               2027                                                   1,024,656
            20 Ser. 2078, Class KC, PO, zero %,
               2023                                                          20
     1,119,730 Ser. 1208, Class F, PO, zero %, 2022                   1,048,872
               Government National Mortgage
               Association
     1,167,526 Ser. 03-114, Class SP, 16.667s, 2027                   1,355,790
       784,490 Ser. 97-13, Class PI, IO, 8s, 2027                       117,194
    12,804,419 Ser. 96-16, Class S, IO, 7 3/8s,
               2010                                                   1,286,447
       366,930 Ser. 02-36, Class SD, IO, 7.06s,
               2029                                                       2,293
     3,984,955 Ser. 02-51, Class SA, IO, 7.01s,
               2032                                                      82,842
     2,717,175 Ser. 02-29, Class SX, IO, 6.96s,
               2029                                                      16,575
     7,821,610 Ser. 01-43, Class SJ, IO, 6.51s,
               2029                                                     229,955
        97,199 Ser. 02-40, Class IB, IO, 6 1/2s,
               2028                                                         304
    18,362,138 Ser. 01-19, Class S, IO, 6.41s, 2031                   1,652,592
    35,089,733 Ser. 03-83, Class SI, IO, 5.41s,
               2032                                                   2,774,282
    15,633,817 Ser. 02-47, Class SM, IO, 4.88s,
               2032                                                     859,860
    13,888,229 Ser. 02-63, Class ST, IO, 4.54s,
               2024                                                     190,963
       192,655 Ser. 99-31, Class MP, PO, zero %,
               2029                                                     180,774
     1,185,556 Ser. 98-2, Class EA, PO, zero %,
               2028                                                   1,081,959
     1,843,461 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 4.34s,
               2015                                                   1,845,765
GBP  9,317,699 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  4.489s, 2011
               (Ireland)                                             17,123,135
   $47,322,582 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class JS, IO,
               3.1994s, 2028                                          3,318,695
     8,392,000 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1,  Class X, IO,
               7.653s, 2037                                           4,126,176
       275,000 Morgan Stanley Capital I 144A Ser.
               96-C1, Class E, 7.464s, 2028                             297,881
    35,550,978 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO,  1.10713s, 2012                   1,154,816
    50,753,000 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 1.317s, 2015                                       1,182,646
               Starwood Asset Receivables Trust
               144A
     2,468,178 FRB Ser. 03-1A, Class F, 2.19s, 2022                   2,472,868
     3,131,502 FRB Ser. 03-1A, Class E, 2.14s, 2022                   3,137,452
               STRIPS 144A
     1,339,000 Ser. 03-1A, Class M, 5s, 2018                          1,110,433
     1,590,000 Ser. 03-1A, Class N, 5s, 2018                          1,159,126
     1,438,000 Ser. 04-1A, Class M, 5s, 2018                          1,205,073
     1,371,000 Ser. 04-1A, Class N, 5s, 2018                          1,019,426
     1,550,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA,  Class D3,
               6.943s, 2013                                           1,681,711
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $342,391,871)                     $311,925,289

Brady bonds (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $27,280,000 Argentina (Republic of) FRB
               Ser. L-GL, 2.063s, 2023                              $13,367,200
     5,445,000 Brazil (Federal Republic of) FRB
               2.063s, 2012                                           4,764,375
    11,260,000 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG, 2.063s, 2012                     9,852,500
     6,475,000 Bulgaria (Republic of) coll. FRB
               Ser. A, 2s, 2024                                       6,434,855
     3,958,500 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                   3,641,820
                                                                 --------------
               Total Brady bonds (cost $34,557,853)                 $38,060,750

Convertible bonds and notes (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $770,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $759,413
     3,615,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           3,601,444
     5,000,000 Hexcel Corp. cv. notes 7s, 2011                        4,343,750
       260,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                           249,600
                                                                 --------------
               Total Convertible bonds and notes
               (cost $7,501,443)                                     $8,954,207

Short-term investments (10.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $25,000,000 Federal National Mortgage
               Association for an effective yield
               of  1.34%, September 17, 2004                        $24,842,725
   570,118,843 Short-term investments held in
               Putnam commingled cash  account with
               yields ranging from 1.00% to 1.06%
               and due dates  ranging from April 1,
               2004 to May 28, 2004 (d)                             570,118,843
    29,150,000 U.S. Treasury Bills zero %, May 6,
               2004 (SEG)                                            29,124,285
                                                                 --------------
               Total Short-term investments
               (cost $624,085,853)                                 $624,085,853
-------------------------------------------------------------------------------
               Total Investments
               (cost $6,305,710,990)                             $6,497,012,232
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,000,272,237.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2004 was $157,201,228 or 2.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2004.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

  (e) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (f) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $14.7 million.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at March 31, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2004: (as a percentage of Market Value)

          Canada                                          1.4%
          Cayman Islands                                  0.5
          Colombia                                        0.5
          France                                          1.7
          Germany                                         0.7
          Luxembourg                                      0.5
          Mexico                                          0.5
          New Zealand                                     0.8
          Russia                                          0.9
          South Africa                                    0.5
          Sweden                                          1.2
          United Kingdom                                  3.8
          United States                                  83.0
          Other                                           4.0
                                                      -------
          Total                                         100.0%



Forward currency contracts to buy at March 31, 2004 (Unaudited)
(aggregate face value $511,551,724)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                  $154,895,367      $154,769,623           6/16/04          $125,744
British Pound                         3,893,631         3,926,104           6/16/04           (32,473)
Canadian Dollar                         610,902           601,383           6/16/04             9,519
Danish Krone                          6,425,773         6,495,066           6/16/04           (69,293)
Euro                                 34,709,336        34,860,363           6/16/04          (151,027)
Japanese Yen                        292,961,608       279,931,954           6/16/04        13,029,654
Norwegian Krone                       2,777,874         2,734,837           6/16/04            43,037
Polish Zloty                          3,471,732         3,404,154           6/16/04            67,578
Swiss Franc                           2,476,099         2,450,539           6/16/04            25,560
Taiwan Dollar                        22,544,390        22,377,701           6/16/04           166,689
------------------------------------------------------------------------------------------------------
                                                                                          $13,214,988
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at March 31, 2004 (Unaudited)
(aggregate face value $467,428,383)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                       $61,046,031       $61,498,513           6/16/04          $452,482
Canadian Dollar                      10,550,115        10,385,722           6/16/04          (164,393)
Euro                                272,799,729       276,082,479           6/16/04         3,282,750
New Zealand Dollar                   50,541,558        51,917,219           6/16/04         1,375,661
Swedish Krona                        66,925,532        67,544,450           6/16/04           618,918
------------------------------------------------------------------------------------------------------
                                                                                           $5,565,418
------------------------------------------------------------------------------------------------------


Futures contracts outstanding at March 31, 2004 (Unaudited)
                                                                                           Unrealized
                                                        Aggregate         Expiration      appreciation/
                                        Value          face value            date        (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                  $17,225,250       $16,581,298            Dec-04          $643,952
Euro 90 day (Long)                   17,173,625        16,564,923            Mar-05           608,702
Euro 90 day (Long)                   17,114,125        16,544,798            Jun-05           569,327
Euro 90 day (Long)                   12,183,125        11,806,463            Sep-05           376,662
Euro 90 day (Long)                   12,147,500        11,789,588            Dec-05           357,912
Euro 90 day (Long)                   12,115,000        11,783,338            Mar-06           331,662
Euro 90 day (Long)                   12,085,000        11,772,088            Jun-06           312,912
Euro 90 day (Long)                    4,933,750         4,885,742            Sep-04            48,008
Euro 90 day (Short)                  59,298,000        58,389,293            Jun-04          (908,707)
Euro 90 day (Short)                  12,334,375        11,924,788            Sep-04          (409,587)
Euro Bund 10 yr (Long)              405,027,351       400,905,925            Jun-04         4,121,426
Euro-Bobl 5 yr (Long)                85,174,254        83,992,721            Jun-04         1,181,533
Interest Rate Swap
10 yr (Long)                          9,744,876         9,825,867            Jun-04           (80,991)
Japanese Government
Bond-Mini 10 yr (Long)               41,336,102        41,530,053            Jun-04          (193,951)
Japanese Government
Bond 10 yr-TSE (Long)                40,996,539        41,080,484            Jun-04           (83,945)
Long Gilt 10 yr (Long)              135,760,570       135,139,863            Jun-04           620,707
U.S. Treasury Bond
20 yr (Long)                         79,159,375        78,576,320            Jun-04           583,055
U.S. Treasury Bond
20 yr (Short)                        27,831,250        28,179,963            Jun-04           348,713
U.S. Treasury Note
10 yr (Long)                        951,986,157       941,599,508            Jun-04        10,386,649
U.S. Treasury Note
10 yr (Short)                       118,522,219       116,418,430            Jun-04        (2,103,789)
U.S. Treasury Note
5 yr (Short)                     $1,330,611,813    $1,313,617,654            Jun-04       (16,994,159)
------------------------------------------------------------------------------------------------------
                                                                                            $(283,909)
------------------------------------------------------------------------------------------------------


TBA sale commitments outstanding at March 31, 2004 (Unaudited)
(proceeds receivable $146,639,093)

                                                        Principal         Settlement
Agency                                                   amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA 6 1/2s, April 1, 2034                             $6,971,000           4/15/04        $7,321,725
FNMA 6s, April 1, 2034                                 13,942,000           4/15/04        14,508,394
FNMA 5 1/2s, April 1, 2034                             24,863,000           4/15/04        25,469,036
FNMA 5s, April 1, 2034                                  2,800,000           4/15/04         2,812,250
FNMA 5s, April 1, 2019                                     98,000           4/20/04           100,726
FNMA 4 1/2s, June 1, 2034                              21,328,000           6/14/04        20,701,490
FNMA 4 1/2s, April 1, 2034                             76,701,000           4/15/04        74,951,296
------------------------------------------------------------------------------------------------------
                                                                                         $145,864,917
------------------------------------------------------------------------------------------------------
Interest rate swap contracts outstanding at March 31, 2004 (Unaudited)
                                                                                           Unrealized
                                                         Notional         Termination     appreciation/
                                                          amount             date       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America,
N.A. dated December 2, 2003 to
pay semiannually the notional
amount multiplied by 2.444% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                                      $44,236,000           12/5/05         $(861,589)

Agreement with Bank of America,
N.A. dated January 22, 2004 to
pay semiannually the notional
amount multiplied by 1.97375%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                                      132,900,000           1/26/06          (668,538)

Agreement with Bank of America,
N.A. dated January 22, 2004 to pay
semiannually the notional amount
multiplied by 4.35% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                             42,000,000           1/27/14          (756,035)

Agreement with Deutsche Bank AG
dated July 31, 2002 to pay quarterly
the notional amount multiplied by
the three month LIBOR-BBA and
receive semiannually the notional
amount multiplied by 5.7756%.                          21,693,259            8/2/22         2,316,839

Agreement with Deutsche Bank
AG dated July 31, 2002 to receive
semiannually the notional amount
multiplied by the three month
LIBOR-BBA and pay quarterly the
notional amount multiplied by 5.86%.                   24,344,349            8/2/32        (2,908,506)

Agreement with Goldman Sachs
Capital Markets, L.P. dated August 8,
2002 to pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA and
receive semiannually the notional
amount multiplied by 5.601%.                           21,693,259           8/12/22         1,833,761

Agreement with Goldman Sachs
Capital Markets, L.P. dated August 8,
2002 to receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA and
pay semiannually the notional
amount multiplied by 5.689%.                           24,344,349           8/12/32        (2,259,920)

Agreement with Goldman Sachs
Capital Markets, L.P. dated July 30,
2002 to pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA and
receive semiannually the notional
amount multiplied by 5.845%.                           43,565,000            8/1/22         5,004,533

Agreement with Goldman Sachs
Capital Markets, L.P. dated July 30,
2002 to receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA
and pay semiannually the notional
amount multiplied by 5.919%.                           48,888,992            8/1/32        (6,261,360)

Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive
semiannually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                                         68,727,000          12/15/13         3,424,896

Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semiannually
the notional amount multiplied by
1.955% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.                            132,900,000           1/26/06          (621,481)

Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semiannually
the notional amount multiplied by
4.3375% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.                             42,000,000           1/26/14          (679,487)

Agreement with Lehman Brothers
Special Financing, Inc. dated July 19,
2002 to receive semiannually the
notional amount multiplied by 5.114%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA adjusted
by a specified spread.                                 35,000,000           7/23/12         2,894,908

Agreement with Lehman Brothers
Special Financing, Inc. dated July 31,
2002 to pay semiannually the
notional amount multiplied by 5.152%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                   21,082,941            8/2/12        (1,801,066)

Agreement with Lehman Brothers
Special Financing, Inc. dated July 31,
2002 to receive semiannually the
notional amount multiplied by
5.7756% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.                             21,693,259            8/2/22         2,300,836

Agreement with Merrill Lynch
Capital Services, Inc. dated August 8,
2002 to pay quarterly the notional
amount multiplied by the three
month LIBOR-BBA and receive
semiannually the notional amount
multiplied by 5.601%.                                  21,693,259           8/12/22         1,837,087

Agreement with Merrill Lynch
Capital Services, Inc. dated August 8,
2002 to receive quarterly the
notional amount multiplied by the
three month LIBOR-BBA and pay
semiannually the notional amount
multiplied by 4.94%.                                   21,082,941           8/13/12        (1,477,206)

Agreement with Merrill Lynch
Capital Services, Inc. dated July 30,
2002 to pay quarterly the notional
amount multiplied by the three
month LIBOR-BBA and receive
semiannually the notional amount
multiplied by 5.845%.                                  43,565,000            8/1/22         5,009,255

Agreement with Merrill Lynch
Capital Services, Inc. dated July 30,
2002 to receive semiannually the
notional amount multiplied by the
three month LIBOR-BBA and pay
the notional amount multiplied
by 5.204%.                                             42,339,343            8/1/12        (3,769,276)

Agreement with Merrill Lynch
Capital Services, Inc. dated
October 27, 2000 to receive
semiannually the notional amount
multiplied by 6.74% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                             33,300,000          10/31/05         2,630,653

Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to receive
semiannually the notional amount
multiplied by the six month
JPY-LIBOR-BBA and pay
semiannually the notional amount
multiplied by 0.399%.                          JPY 16,727,000,000           10/1/07           321,257

Agreement with Morgan Stanley
Capital Services, Inc. dated May 15,
2002 to receive semiannually the
notional amount multiplied by
5.7775% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR-BBA.                            $15,000,000           5/17/12         2,007,498

Agreement with Morgan Stanley
Capital Services, Inc. dated
September 28, 2000 to pay
semiannually the notional amount
multiplied by 6.94% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                                          2,000,000           10/2/10          (393,068)

Agreement with UBS, AG dated
February 12, 2004 to pay
semiannually the notional amount
multiplied by 2.56% and receive
quarterly the notional amount
multiplied by the three month
CAD-BA-CDOR.                                      CAD 400,500,000           2/16/06           898,097

Agreement with UBS, AG dated
March 8, 2004 to pay semiannually
the notional amount multiplied by
2.47% and receive quarterly the
notional amount multiplied by the
three month CAD-BA-CDOR.                          CAD 168,900,000            3/8/06        (1,482,115)
------------------------------------------------------------------------------------------------------
                                                                                           $6,539,973
------------------------------------------------------------------------------------------------------

Total return swap contracts outstanding at March 31, 2004 (Unaudited)

                                                         Notional        Termination       Unrealized
                                                           amount            date         appreciation
------------------------------------------------------------------------------------------------------
Agreement with Fleet National Bank
dated October 31, 2003 to receive
(pay) at maturity the notional amount
multiplied by the total return of the
Lehman Brothers High Yield Index
and pay at maturity the notional
amount multiplied by the twelve
month USD-LIBOR adjusted by
a specified spread.                                   $24,999,749           11/1/04        $1,397,614

Agreement with Lehman Brothers
Special Financing, Inc. dated
October 9, 2003 to receive (pay)
semiannually the notional amount
multiplied by the total rate of return
of the Lehman Brothers U.S. High
Yield Index and pay semiannually the
notional amount multiplied by the
six month USD-LIBOR adjusted
by a specified spread.                                 10,000,104            5/1/06           682,573

Agreement with Lehman Brothers
Special Financing, Inc. dated
September 30, 2003 to receive (pay)
semiannually the notional amount
multiplied by the total rate of return
of the Lehman Brothers U.S. High
Yield Index and pay semiannually
the notional amount multiplied by
the six month USD-LIBOR adjusted
by a specified spread.                                 25,000,311           10/1/04         1,924,345

Agreement with Lehman Brothers
Special Financing, Inc. dated June 27,
2003 to receive (pay) quarterly the
notional amount multiplied by the
return of the Lehman Brothers U.S.
High Yield Index and pay quarterly
the notional amount multiplied by
the three month USD-LIBOR
adjusted by a specified spread.                        10,897,518            7/1/04           211,516
------------------------------------------------------------------------------------------------------
                                                                                           $4,216,048
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, (identified cost
$6,305,710,990) (Note 1)                                       $6,497,012,232
-------------------------------------------------------------------------------
Cash                                                               11,192,321
-------------------------------------------------------------------------------
Foreign currency (cost $11,657,553) (Note 1)                       11,611,949
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          90,836,197
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             33,469,466
-------------------------------------------------------------------------------
Receivable for securities sold                                    209,740,299
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        34,695,668
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            20,622,439
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           1,737,220
-------------------------------------------------------------------------------
Total assets                                                    6,910,917,791

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               2,186,403
-------------------------------------------------------------------------------
Payable for securities purchased                                  701,406,162
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         18,904,359
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        7,838,772
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,516,214
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                283,855
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            8,825
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              3,200,292
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           23,939,647
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,842,033
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              2,401,299
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$146,639,093) (Note 1)                                            145,864,917
-------------------------------------------------------------------------------
Other accrued expenses                                                252,776
-------------------------------------------------------------------------------
Total liabilities                                                 910,645,554
-------------------------------------------------------------------------------
Net assets                                                     $6,000,272,237

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $6,726,957,851
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (22,793,055)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (925,159,478)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 221,266,919
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $6,000,272,237

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,380,081,073 divided by 136,121,135 shares)                         $10.14
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $10.14)*                $10.62
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($617,699,650 divided by 61,383,957 shares)**                          $10.06
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($321,856,257 divided by 31,932,043 shares)**                          $10.08
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,653,636,037 divided by 363,127,844 shares)                         $10.06
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.06)*                $10.40
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,717 divided by 169 shares)                           $10.14
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($26,997,503 divided by 2,662,260 shares)                $10.14
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest                                                         $192,341,360
-------------------------------------------------------------------------------
Dividends                                                             671,308
-------------------------------------------------------------------------------
Securities lending                                                      1,718
-------------------------------------------------------------------------------
Total investment income                                           193,014,386

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   15,369,568
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      5,204,647
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,724
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       18,241
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,756,216
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,365,466
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               1,449,159
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               8,517,762
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-------------------------------------------------------------------------------
Other                                                                 533,598
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           66,796
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (66,796)
-------------------------------------------------------------------------------
Total expenses                                                     36,260,383
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (277,768)
-------------------------------------------------------------------------------
Net expenses                                                       35,982,615
-------------------------------------------------------------------------------
Net investment income                                             157,031,771
-------------------------------------------------------------------------------
Net realized gain on investments (including realized loss of
$23,777,453 on sales of investments in affiliated issuers
(Notes 1, 3 and 5)                                                 16,184,929
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       15,701,287
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    15,014,939
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)       (18,695,554)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                389,790
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                               27,081,791
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                183,627,823
-------------------------------------------------------------------------------
Net gain on investments                                           239,305,005
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $396,336,776
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $157,031,771     $327,188,357
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             28,595,391       41,658,159
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       210,709,614      452,714,721
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       396,336,776      821,561,237
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (57,977,181)    (104,350,681)
-------------------------------------------------------------------------------
Class B                                          (25,675,999)     (51,152,432)
-------------------------------------------------------------------------------
Class C                                          (10,915,563)      (6,244,259)
-------------------------------------------------------------------------------
Class M                                         (136,725,204)    (186,135,416)
-------------------------------------------------------------------------------
Class R                                                  (33)              --
-------------------------------------------------------------------------------
Class Y                                           (1,104,973)      (1,600,034)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                         347,548,405      721,060,534
-------------------------------------------------------------------------------
Total increase in net assets                     511,486,228    1,193,138,949

Net assets
-------------------------------------------------------------------------------
Beginning of period                            5,488,786,009    4,295,647,060
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$22,793,055 and undistributed net investment
income of $52,574,127, respectively)          $6,000,272,237   $5,488,786,009
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.85           $8.89           $9.26          $10.13          $10.77          $11.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .28             .68             .73             .84             .92             .91
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .43            1.00            (.31)           (.81)           (.61)           (.87)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .71            1.68             .42             .03             .31             .04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.42)           (.72)           (.74)           (.68)           (.95)           (.92)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.05)           (.22)             -- (f)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.42)           (.72)           (.79)           (.90)           (.95)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.14           $9.85           $8.89           $9.26          $10.13          $10.77
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.32*          19.65            4.61             .22            2.96             .31
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,380,081      $1,478,254      $1,296,859      $1,378,591      $1,285,717      $1,506,532
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .49*            .96             .94             .95             .94             .94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.86*           7.22            7.96            8.75            8.73            8.04
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     52.03*         146.21 (d)      209.42 (d) (e)  150.11 (d)      142.85          142.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.78           $8.84           $9.22          $10.09          $10.72          $11.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .25             .61             .66             .79             .83             .82
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .41             .98            (.32)           (.83)           (.59)           (.87)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .66            1.59             .34            (.04)            .24            (.05)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.38)           (.65)           (.68)           (.63)           (.87)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.04)           (.20)             -- (f)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.38)           (.65)           (.72)           (.83)           (.87)           (.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.06           $9.78           $8.84           $9.22          $10.09          $10.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.86*          18.67            3.70            (.53)           2.30            (.47)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $617,700        $742,979        $696,733        $738,611      $1,214,668      $1,722,284
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .87*           1.71            1.69            1.70            1.69            1.69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.50*           6.49            7.20            8.01            7.96            7.29
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     52.03*         146.21 (d)      209.42 (d) (e)  150.11 (d)      142.85          142.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
                                  Six months                                                                        For the
                                    ended                                                                           period
                                   March 31                                                                    February 1, 1999+
Per-share                        (Unaudited)                       Year ended September 30                       September 30
operating performance                2004            2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.80           $8.86           $9.24          $10.11          $10.75          $11.51
--------------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)             .25             .57             .65             .77             .84             .59
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .41            1.03            (.31)           (.81)           (.61)           (.75)
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .66            1.60             .34            (.04)            .23            (.16)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                    (.38)           (.66)           (.68)           (.63)           (.87)           (.60)
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                 --              --            (.04)           (.20)             -- (f)          -- (f)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (.38)           (.66)           (.72)           (.83)           (.87)           (.60)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $10.08           $9.80           $8.86           $9.24          $10.11          $10.75
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               6.88*          18.70            3.72            (.50)           2.22           (1.40)*
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $321,856        $237,437         $26,673         $18,589         $12,441          $6,301
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .87*           1.71            1.69            1.70            1.69            1.12*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            2.46*           6.10            7.17            7.96            8.07            5.00*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              52.03*         146.21 (d)      209.42 (d) (e)  150.11 (d)      142.85          142.29
--------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.78           $8.83           $9.22          $10.09          $10.73          $11.62
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .27             .65             .70             .81             .88             .87
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .41            1.00            (.32)           (.80)           (.59)           (.86)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .68            1.65             .38             .01             .29             .01
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.40)           (.70)           (.72)           (.67)           (.93)           (.89)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.05)           (.21)             -- (f)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.40)           (.70)           (.77)           (.88)           (.93)           (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.06           $9.78           $8.83           $9.22          $10.09          $10.73
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.14*          19.37            4.13            (.02)           2.74             .09
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,653,636      $3,004,689      $2,258,273      $1,368,935      $1,022,625      $1,066,821
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .62*           1.21            1.19            1.20            1.19            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.72*           6.96            7.68            8.47            8.48            7.81
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     52.03*         146.21 (d)      209.42 (d) (e)  150.11 (d)      142.85          142.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------
                                                                                              For the period
                                                                                                 December 1,
                                                                                                  2003+ to
                                                                                                  March 31
Per-share                                                                                       (Unaudited)
operating performance                                                                               2004
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                $9.93
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                            .19
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                  .31
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                .50
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                   (.29)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (.29)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                     $10.14
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                              5.12*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $2
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                            .41*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                           1.82*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                             52.03*
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.85           $8.89           $9.28          $10.15          $10.78          $11.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .30             .70             .77             .85             .92             .93
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .42            1.00            (.34)           (.80)           (.57)           (.86)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .72            1.70             .43             .05             .35             .07
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.43)           (.74)           (.77)           (.70)           (.98)           (.94)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.05)           (.22)             -- (f)        (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.43)           (.74)           (.82)           (.92)           (.98)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.14           $9.85           $8.89           $9.28          $10.15          $10.78
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.45*          19.96            4.65             .48            3.29             .63
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $26,998         $25,427         $17,109         $24,014         $17,010         $17,149
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .37*            .71             .69             .70             .69             .69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.98*           7.45            8.20            8.98            8.97            8.27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     52.03*         146.21 (d)      209.42 (d) (e)  150.11 (d)      142.85          142.29
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2004 (Unaudited)


Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government, the high-yield and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2004, the fund had no securities out on loan.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $932,652,014 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
-------------------------------------
    $3,975,984     September 30, 2005
    30,612,204     September 30, 2006
    77,029,101     September 30, 2007
   234,609,900     September 30, 2008
   110,840,621     September 30, 2009
   164,353,970     September 30, 2010
   311,230,234     September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004 $9,632,856 of losses recognized during the period November 1, 2002 to September 30, 2003.

The aggregate identified cost on a tax basis is $6,317,445,971, resulting in gross unrealized appreciation and depreciation of $327,911,460 and $148,345,199, respectively, or net unrealized appreciation of $179,566,261.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended March 31, 2004, the fund paid PFTC $3,156,344 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2004, the fund's expenses were reduced by $277,768 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,136, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $83,184 and $2,450,890 from the sale of class A and class M shares, respectively, and received $841,490 and $10,204 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $2,529 and no monies on class A and class M redemptions, respectively.

Note 3
Purchase and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,141,142,147 and $2,840,742,107, respectively. Purchases and sales of U.S. government securities aggregated $598,663,315 and $--, respectively.

Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         15,258,654      $154,212,818
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,120,338        39,500,450
----------------------------------------------------------------
                                    19,378,992       193,713,268

Shares repurchased                 (33,323,559)     (332,031,266)
----------------------------------------------------------------
Net decrease                       (13,944,567)    $(138,317,998)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,678,995      $319,067,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     7,689,469        71,867,130
----------------------------------------------------------------
                                    41,368,464       390,934,607

Shares repurchased                 (37,111,547)     (347,094,132)
----------------------------------------------------------------
Net increase                         4,256,917       $43,840,475
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,995,530       $69,368,960
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,831,737        18,088,485
----------------------------------------------------------------
                                     8,827,267        87,457,445

Shares repurchased                 (23,416,820)     (231,935,197)
----------------------------------------------------------------
Net decrease                       (14,589,553)    $(144,477,752)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         19,258,748      $179,998,643
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,880,289        35,982,491
----------------------------------------------------------------
                                    23,139,037       215,981,134

Shares repurchased                 (26,013,507)     (243,285,041)
----------------------------------------------------------------
Net decrease                        (2,874,470)     $(27,303,907)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,394,541      $103,233,733
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       126,105         1,248,026
----------------------------------------------------------------
                                    10,520,646       104,481,759

Shares repurchased                  (2,820,901)      (28,132,781)
----------------------------------------------------------------
Net increase                         7,699,745       $76,348,978
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,420,651      $214,437,753
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,001         1,701,274
----------------------------------------------------------------
                                    22,602,652       216,139,027

Shares repurchased                  (1,382,070)      (13,007,688)
----------------------------------------------------------------
Net increase                        21,220,582      $203,131,339
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         93,314,463      $925,291,581
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       105,482         1,035,592
----------------------------------------------------------------
                                    93,419,945       926,327,173

Shares repurchased                 (37,523,512)     (373,144,336)
----------------------------------------------------------------
Net increase                        55,896,433      $553,182,837
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        102,987,513      $974,020,687
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       244,424         2,266,437
----------------------------------------------------------------
                                   103,231,937       976,287,124

Shares repurchased                 (51,617,010)     (481,027,792)
----------------------------------------------------------------
Net increase                        51,614,927      $495,259,332
----------------------------------------------------------------

                                 For the period December 1, 2003
                                 (commencement of operations) to
                                                  March 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                166            $1,662
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                33
----------------------------------------------------------------
                                           169             1,695

Shares repurchased                          --                 -
----------------------------------------------------------------
Net increase                               169            $1,695
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            576,342        $5,772,354
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,030         1,104,973
----------------------------------------------------------------
                                       687,372         6,877,327

Shares repurchased                    (605,902)       (6,066,682)
----------------------------------------------------------------
Net increase                            81,470          $810,645
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,687,068       $16,434,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       221,170         1,600,034
----------------------------------------------------------------
                                     1,908,238        18,034,296

Shares repurchased                  (1,251,128)      (11,901,001)
----------------------------------------------------------------
Net increase                           657,110        $6,133,295
----------------------------------------------------------------

At March 31, 2004, Putnam, LLC owned 104 class R shares of the fund (61.5% of class R shares outstanding), valued at $1,055.

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:





-------------------------------------------------------------------------------------------------
                                         Purchase        Sales          Dividend          Market
Affiliate                                  Cost           Cost           Income           Value
-------------------------------------------------------------------------------------------------
PSF Group Holdings, Inc. 144 Class A       $--        $34,291,479         $--              $--
XCL Equity Units                            --          7,488,847          --               --
-------------------------------------------------------------------------------------------------
Totals                                     $--        $41,780,326         $--              $--
-------------------------------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $66,796 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.




[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA028-213222  075/387/2LX/803/2BC  5/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Diversified Income Trust
Supplement to Semiannual Report dated 3/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/04

                                                                        NAV

6 months                                                               7.45%
1 year                                                                17.76
5 years                                                               38.71
Annual average                                                         6.76
10 years                                                              87.79
Annual average                                                         6.50
Life of fund (since class A inception, 10/3/88)
Annual average                                                         8.03

Share value:                                                            NAV

9/30/03                                                               $9.85
3/31/04                                                              $10.14

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      6         $0.428              --               $0.428
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004